[GRAPHIC OMITTED]

                             THIRD AVENUE VALUE FUND

                        THIRD AVENUE SMALL-CAP VALUE FUND

                       THIRD AVENUE REAL ESTATE VALUE FUND

                      THIRD AVENUE INTERNATIONAL VALUE FUND



                               SEMI-ANNUAL REPORT
                                   (Unaudited)
                                   -========-
                                 April 30, 2002

                               [GRAPHIC OMITTED]

                             THIRD AVENUE VALUE FUND

Dear Fellow Shareholders:

At April 30, 2002, the unaudited net asset value attributable to the 75,359,516 common shares outstanding of the Third Avenue Value Fund ("TAVF", "Third Avenue", or "The Fund") was $38.38 per share. This compares with an unaudited net asset value of $36.11 per share at January 31, 2002 and an unaudited net asset value of $36.68 per share at April 30, 2001, adjusted for a subsequent distribution. At May 28, 2002, the unaudited net asset value was $38.47 per share.

QUARTERLY ACTIVITY

During the quarter, new positions were established in four companies, two of which are publicly traded common stocks. The other two are private placements of Convertible Senior Notes and Convertible Preferred Stock. Nine existing positions were increased, of which one was distressed credits of Kmart Corporation, and eight were the common stocks of eminently credit-worthy issuers. Holdings in one common stock issue were reduced and four positions were eliminated entirely during this period. One credit position, Pacific Gas & Electric, matured and was paid off at par while a second, Exodus Communications, was sold in the open market. Two common stock positions were sold in the open market.

Principal purchases and sales during the quarter were as follows:

PRINCIPAL AMOUNT
OR
NUMBER OF SHARES           NEW POSITIONS ACQUIRED

$1,000,000                 Comprehensive Neuroscience Convertible Senior Note
                           ("CNS Note")
70,200 shares              RS Holding Class A Convertible Preferred Stock
                           ("RS Preferred")
108,400 shares             Instinet Group, Inc. Common Stock
                           ("Instinet Common")
1,000,000 shares           Tellabs, Inc. Common Stock
                           ("Tellabs Common")

                           INCREASES IN EXISTING POSITIONS

$9,095,000                 Kmart Corp. Senior Notes
                           ("Kmart Seniors")
35,100 shares              Alexander & Baldwin, Inc. Common Stock
                           ("Alexander & Baldwin Common")

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PRINCIPAL AMOUNT
OR
NUMBER OF SHARES           INCREASES IN EXISTING POSITIONS (CONTINUED)

100,000 shares             AVX Corp. Common Stock
                           ("AVX Common")
350,000 shares             FSI International, Inc. Common Stock
                           ("FSI Common")
1,000,000 shares           Hutchison Whampoa Common Stock
                           ("Hutchison Whampoa Common")
249,200 shares             Investor AB Class A Common Stock
                           ("Investor AB Common")
245,000 shares             KEMET Corp. Common Stock
                           ("KEMET Common")
215,800 shares             The Phoenix Companies, Inc. Common Stock
                           ("Phoenix Common")
228,300 shares             Toyota Industries Corp. Common Stock
                           ("Toyota Industries Common")

                           REDUCTION IN EXISTING POSITION

152,500 shares             Pharmaceutical Products Development, Inc.
                           Common Stock ("PPDI Common")

                           POSITIONS ELIMINATED

$198,553,000               Exodus Communications Senior Debt
                           ("Exodus Seniors")
$5,000,000                 Pacific Gas & Electric First Mortgage Bond
                           ("PG&E Firsts")
123,900 shares             Cummins, Inc. Common Stock
                           ("Cummins Common")
554,900 shares             Prime Medical Services, Inc. Common Stock
                           ("Prime Common")

                               [GRAPHIC OMITTED]


The bulk of new funds invested during the quarter were in common stocks of two types. First, we acquired issues that appear to be selling at substantial discounts from readily ascertainable Net Asset Values ("NAV"). These issues encompass the common stocks of Hutchison Whampoa, Investor AB, Phoenix Companies and Toyota Industries. Second, Third Avenue acquired the common stocks of high tech issuers--telecom, passive components and semi-conductor equipment--where the companies have exceptionally strong financial positions and where stock prices appear highly depressed because each company is operating in a severely depressed sector of the economy. Fund management, like almost everybody else, really does not have a good clue as to when the industry depressions will end, but Fund management has signed off on the belief that the long-term outlooks are that growth will be great for companies involved in either the digital revolution or telecom. Common stock issues acquired during the quarter in this category were AVX, FSI, KEMET and Tellabs.

Exodus, operating in Chapter 11, is planning to liquidate by selling almost all of its assets for cash. The investment was disappointing, about a break-even. The Fund's profits on PG&E Firsts were substantial as a percentage of cost; the issue had been acquired at over a 25% yield-to-maturity. TAVF lightened up on PPDI Common strictly because of price considerations. On the other hand, positions in Cummins Common and Prime Common were eliminated because Fund management felt the companies might no longer be as credit-worthy as they were when first acquired.

ACCOUNTING FOR STOCK OPTIONS

It is much more important for the U.S. economy to have its accounting systems geared toward informing creditors in a meaningful fashion than it is to have accounting systems directed toward meeting the perceived needs of Outside Passive Minority Investors ("OPMIs"). First, there is a lot more credit outstanding in the economy than there is net worth. Second, creditors use accounting to help determine the credit-worthiness of a company by estimating whether that company will be able to generate cash internally, both long and short term, to pay its bills, and by estimating whether that company is likely to have relatively continual access to capital markets, especially credit markets. In contrast, OPMIs tend to place overemphasis on one accounting number--reported earnings--in order to predict what stock market prices in the immediate future might be. Bluntly, accounting systems do not seem as if they can really be very helpful as a tool for predicting near-term equity prices in OPMI markets. As far as I can tell, near-term market prices for common stocks in non-arbitrage situations will continue to be a "random walk".

Cash payments are very different from stock options from a creditors' point of view. Cash payments by a company can affect the credit-worthiness of a business. Cash payments, therefore, are a Company and Creditor problem. With minor exceptions, the issuance of stock options has no effect whatsoever on the credit-worthiness of a company. Instead, stock options result presently, or prospectively, in the dilution of existing stockholders' ownership interests. Stock options are not a Company and Creditor problem. They are a Stockholder problem.

Those who think of options as an expense have it wrong, at least from the Company and Creditor points of view. Warren Buffett is quoted as saying, "If options are not a form of compensation what are they? If compensation isn't an expense, what is it? And if expenses shouldn't go into the calculation of earnings, where in the world should they go?" Frankly, the Buffett statement is an overgeneralization, even though most finance academics, and among others, Alan Greenspan, seem to be wholly in concurrence. Stock options are not compensation from the points of view of the com-

                               [GRAPHIC OMITTED]


pany itself, or its creditors. Stock options certainly are "compensation" when looked at strictly from the point of view of stockholders. The issuance of options results in present, or potential, dilution of common stockholders' interests. Given that options result in dilution, they are best accounted for by reporting their dilutive effect in calculations of Earnings Per Share ("EPS") available for common stockholders, rather than as a theoretical expense of the company.

Stock options might well be accounted for using the treasury stock method, where it is assumed that the proceeds from an exercise of options would have been used to purchase the company's common stock at the average market price, and the incremental shares would have been added to the common stock outstanding. Assume Company XYZ has 1,000,000 common shares outstanding and has net income of $1,000,000, or EPS of $1. Assume further that Company XYZ has 100,000 executive stock options outstanding with a $5 per share strike price and that the average market price for the common stock is $20 per share. Therefore, EPS would be reduced from $1 per share to $0.93 per share because of the existence of in-the-money options calculated as follows:

Shares assumed issued             $500,000 divided by
                                  $5 strike price              = 100,000 shares

Shares assumed purchased          $500,000 divided by
                                  $20 market price             =  25,000 shares
                                                                  -------------
Assumed increase in common stock outstanding                   =  75,000 shares

EPS calculation                   $1,000,000 net income
                                  on 1,075,000 shares          = $0.93 per share

Assuming stock options are to be treated as a company expense, what should that expense be? Presently, the footnote disclosure required under Generally Accepted Accounting Principles ("GAAP") assumes that the cost of options to the company equals the theoretical value of the options to the recipients. The current GAAP dispute revolves around whether or not this expense should move from the footnotes to the company's income accounts. However, it is utterly ludicrous to suppose that the value of a benefit to a recipient has any necessary relationship to the cost to a company to bestow that benefit. It is as if a sales clerk who has a 40% off employee discount buys a $100 sweater from her department store for $60 and the store then states that it incurred a cost of $100 because that is what the sweater is worth to the clerk, even though the company's actual cost for the sweater might be, say, $35. The real cost of an executive option to the company (rather than to its stockholders) equals the present value of the probability that the option program will reduce the company's future access to capital markets, especially equity markets. I would not know how to measure such a cost. In fact, there should be an offset to this cost, namely the present value of the probability that the option program increases the retention of talent and/or motivates that talent productively. Quantifying this benefit is also difficult.

The cases where stock options become a Company problem as well as a Stockholder problem seem few and far between. Options are a Company problem long term insofar as they either cause the company to pay out cash (or property); or if their issuance reduces access to capital markets. In general, those cases where stock options become a Company problem seem to encompass the following:

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                               [GRAPHIC OMITTED]


     1. The company is committed, or required, to pay out an ultra high percentage of future earnings as cash dividends to common stockholders. Such companies include Real Estate Investment Trusts (REITs) and integrated electric utilities.

     2. The potential issuance of common stock through the exercise of stock options reduces the company's future access to capital markets to raise new funds.

     3. The company is committed to having the amount of common stock outstanding relatively fixed, and therefore, acquires for cash, or property, enough outstanding common stock to cover the new issuance of common stock through the exercise of stock options.

Aside from accounting issues, stock options, like virtually every other financial practice, are subject to abuse. And abuses will be common. Management ownership of stock options does not really align management interests with those of OPMIs. Rather, options give management a sharing of the upside while avoiding the risks of the downside. Certain option practices--e.g., repricing when the OPMI stock price falls--seem notorious. Further, the tax treatment of options for Internal Revenue Service purposes seems unfair from the taxpayers' point of view. Ostensibly, to avoid double taxation, when a management member becomes subject to ordinary income tax because of the exercise of an option, the company issuing the option receives a full tax deduction from its ordinary income equal generally to the difference between the market value of the exercised option and the executive's cost basis for the option shares. Other parts of the Internal Revenue Code sometimes recognize a need for relief from double (or triple) taxation, but frequently that relief is not 100% relief. For example, when a domestic corporation less than 80% owned by another corporation receives dividends from the other corporation, only 70%, not 100%, of the dividend income received is excluded from taxable income.

TAVF management analyzes all securities--whether credits or equities--first and foremost from a creditor's point of view. The Fund will not acquire the common stock of any company it does not deem to be eminently credit worthy. In this regard, Third Avenue seems to be like a lot of other deep value investors, including Warren Buffett. A credit analysis, even when appraising an equity, looks at a company's internals to see if the company has enough sources of cash, cash itself, or assets easily convertible into cash, to be able to meet its requirements to a) service obligations and b) increase corporate wealth. If that cash is not likely to be available internally, credit analysts examine the prospects that the company will have access to capital markets. In examining access to capital markets, such access is almost always to credit markets, especially to senior institutional lenders such as commercial banks and life insurance companies, and frequently to trade credit.

In credit analysis (and with the exception of companies such as integrated electric utilities), little or no reliance is placed on being able to access new capital relatively regularly by selling add-on issues of common stock. Insofar as a company needs additional equity, the vast majority is obtained through retained earnings, not the sale of new issues of common stock, either publicly or privately. The OPMI Stock Market is just too capricious to be depended on as a reasonably regular source of new equity capital for the vast, vast majority of American companies. In small part this capriciousness is a function of price--a Stockholder problem--but more importantly it is a function of availability at all--a Company problem.

                               [GRAPHIC OMITTED]


Stock options do not seem to be a major problem for TAVF. As part of the analytic process, the Fund tries to invest in companies that are conservatively managed and where managements are not grossly overcompensated for underperformance. Sometimes, Third Avenue misses in its appraisals of management, as for example seems to be the case for Kmart Seniors and MONY Group Common Stock, where seemingly non-performing managements are compensated ever so handsomely. But by and large, we tend to be pleasantly surprised by the managements of our portfolio companies, where compensations seem reasonable and the companies seem to be well run. This seems especially true for the American companies in the portfolio, albeit the Japanese managements don't seem to be highly compensated. However, many of the Japanese companies do not seem to be as well run as the American companies in which the Fund has invested.

It ought to be noted that in an efficient market, excessive management compensation will always be a potential problem for OPMIs such as TAVF. A market can be defined as any arena where valuables change hands, in which the participants will do as well for themselves as they reasonably can under the circumstances. Unless the circumstances are such that there exists an outside force to impose discipline, participants will tend to overreach for their own benefit. Outside agencies imposing discipline include competitive forces, Boards of Directors, Creditors, Self Regulatory Organizations, Government Agencies, Rating Agencies, Labor Unions, local communities, etc. In terms of management compensation, the principal, and often the sole, outside force imposing discipline is the Board of Directors. Typically, Boards don't oppose management proposals for increased compensation and perks of any sort. Typically also, management tends to give Board Seats predominately to compliant friends. Nonetheless, Fund management does not seem to have problems with management overreaching for the vast majority of issuers in the Fund's portfolio. Before investing, TAVF always closely examines management compensation as well as "certain transactions", i.e., disclosures describing business relationships between the company and management members. If overreaching seems apparent, the Fund then doesn't invest in that company's securities most of the time.

The TAVF view is that security analysis is best undertaken from a creditor's point of view, and that in analyzing a security, the company is a stand-alone, separate and apart from its common stockholders. This view seems an anathema to securities regulators, especially the Securities and Exchange Commission ("SEC") when it was headed by Arthur Levitt. Indeed, from the SEC point of view, disclosure seems to be deemed material insofar as it impacts OPMI prices for common stocks over very short terms. Such a view is understandable since the goal of the SEC is investor protection, and by "investors", the SEC seems to mean OPMIs who trade common stocks. The vast majority of investors are not trained value analysts (which is what management strives to be at TAVF). Yet the SEC seems to be seeking an impossible goal insofar as it expects to make GAAP meaningful for investors whose basic interests are day-to-day, or month-to-month, speculation about stock market prices. Even for these people, GAAP from a creditors' point of view can be helpful.

     1. Creditors examine all accounting numbers, not just income account numbers, and know that each accounting number, whether in an income account, balance sheet, or cash reconciliation, is derived from, a function of, and modified by all other accounting numbers. There is a balanced approach.

     2.   GAAP statements are expected to reflect a conservative bias.

     3. GAAP statements become simplified in that Stockholder problems are separated from Company and Creditor problems.

                               [GRAPHIC OMITTED]


     4. Disclosure rules are improved. TAVF never could invest in Enron because Fund management never could figure out what liabilities might be recourse to Enron parent.

     5. GAAP would be further simplified if its goal became one in which it strived to give investors objective benchmarks derived from a relatively rigid system. GAAP, because of the required rigidities, can never be wholly realistic. Chasing the impossible dream exists where one thinks that the goal of GAAP ought to be providing, for the vast majority of public companies, an accurate or true statement of periodic earnings. In the end, it is the analyst's job to determine truth and accuracy. GAAP can only give the analyst objective benchmarks in order to aid him or her in the search for economic reality.

I will write you again when the quarterly report for period to end July 31, 2002 is published.

Sincerely yours,



/s/ Martin J. Whitman

Martin J. Whitman
Chairman of the Board

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                               [GRAPHIC OMITTED]

                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                            PORTFOLIO OF INVESTMENTS
                                AT APRIL 30, 2002
                                   (UNAUDITED)

                          PRINCIPAL                                                                         VALUE           % OF
                          AMOUNT ($)   ISSUES                                                              (NOTE 1)      NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
ASSET BACKED SECURITIES - 4.81%
Government National      10,085,788    GNMA 2001-40 VA 6.00%, due 04/20/08                             $   10,480,871
Mortgage Association     12,357,653    GNMA 1999-28 PL 6.50%, due 12/20/22                                 12,478,798
                          8,994,315    GNMA 1998-25 AB 6.00%, due 02/20/24                                  9,275,306
                         11,908,615    GNMA 2001-19 PA 5.50%, due 02/20/25                                 12,175,822
                         20,000,000    GNMA 2002-19 PA 5.50%, due 03/20/25                                 20,484,550
                         15,000,000    GNMA 2001-63 QB 5.00%, due 04/16/25                                 15,263,990
                         25,000,000    GNMA 2002-7 PQ 5.50%, due 06/20/25                                  25,569,653
                          8,956,251    GNMA 2001-25 PA 5.50%, due 08/20/25                                  9,188,739
                          5,000,000    GNMA 2002-20 PK 5.50%, due 12/20/25                                  5,120,281
                          8,726,437    GNMA 2001-13 DK 5.80%, due 07/20/27                                  8,917,724
                         10,000,000    GNMA 2001-33 PA 5.50%, due 04/20/31                                 10,197,748
                                                                                                       --------------
                                                                                                          139,153,482      4.81%
                                                                                                       --------------
                                       TOTAL ASSET BACKED SECURITIES
                                       (Cost $138,071,474)                                                139,153,482
                                                                                                       --------------
------------------------------------------------------------------------------------------------------------------------------------
BANK AND OTHER DEBT - 0.56%
Insurance Services        7,093,456    Safelite Glass Term A Note (c)                                       6,809,718
Companies                 9,309,679    Safelite Glass Term B Note (c)                                       8,937,292
                                                                                                       --------------
                                                                                                           15,747,010      0.54%
                                                                                                       --------------
Oil Services                555,849    Cimarron Petroleum Corp. (c) (d)                                       575,075      0.02%
                                                                                                       --------------
                                       TOTAL BANK AND OTHER DEBT
                                       (Cost $12,701,769)                                                  16,322,085
                                                                                                       --------------
------------------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE BONDS AND EQUIVALENTS - 0.42%
Assisted Living
Facilities               61,284,000    CareMatrix Corp. 6.25%, due 08/15/04 (a) (c)*                        6,741,240      0.23%
                                                                                                       --------------
Hotels & Motels          88,635,000    Lodgian, Inc. 7.00%, due 06/30/10 (a) (c)*                           5,318,100      0.19%
                                                                                                       --------------
                                       TOTAL CONVERTIBLE BONDS AND EQUIVALENTS
                                       (Cost $36,488,603)                                                  12,059,340
                                                                                                       --------------
------------------------------------------------------------------------------------------------------------------------------------


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                               [GRAPHIC OMITTED]


                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                AT APRIL 30, 2002
                                   (UNAUDITED)

                          PRINCIPAL                                                                         VALUE           % OF
                          AMOUNT ($)   ISSUES                                                              (NOTE 1)      NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS - 8.84%
Aerospace/Defense        28,307,000    Kellstrom Industries, Inc. 5.75%, due 10/15/02 (a)*             $      424,605
                         45,384,000    Kellstrom Industries, Inc. 5.50%, due 06/15/03 (a)*                    680,760
                                                                                                       --------------
                                                                                                            1,105,365      0.04%
                                                                                                       --------------
Building & Construction  78,559,000    USG Corp. 9.25%, due 09/15/01 (a)*                                  66,382,355
                         85,535,000    USG Corp. 8.50%, due 08/01/05 (a)*                                  72,277,075
                                                                                                       --------------
                                                                                                          138,659,430      4.79%
                                                                                                       --------------
Consumer Products        62,300,000    Home Products International, Inc. 9.625%, due 05/15/08              57,627,500      1.99%
                                                                                                       --------------
Hard Goods Retail        18,648,000    Hechinger Co. 6.95%, due 10/15/03 (a)*                               1,981,350
                         14,752,000    Hechinger Co. 9.45%, due 11/15/12 (a)*                               1,567,400
                                                                                                       --------------
                                                                                                            3,548,750      0.12%
                                                                                                       --------------
Healthcare                1,056,800    Genesis Health Ventures Floating Rate 7.038%, due 04/02/07           1,050,195      0.04%
                                                                                                       --------------
Lawn & Garden Retail     20,753,000    Frank's Nursery & Crafts, Inc. 10.25%, due 03/01/08 (a) (e)*         2,749,772      0.10%
                                                                                                       --------------
Medical Biotechnology     1,000,000    Comprehensive Neuroscience Senior Notes 5.75%, due 02/07/06 (c)      1,000,000      0.03%
                                                                                                       --------------
Metals-Diversified        6,500,000    Haynes International, Inc. 11.625%, due 09/01/04                     4,582,500      0.16%
                                                                                                       --------------
Retail                      185,000    Kmart Corp. 7.72%, due 06/25/02 (a) (c)*                                79,550
                            235,000    Kmart Corp. 7.76%, due 07/02/02 (a) (c)*                               101,050
                            365,000    Kmart Corp. 7.77%, due 07/02/02 (a) (c)*                               156,950
                            180,000    Kmart Corp. 7.72%, due 07/08/02 (a) (c)*                                77,400
                            200,000    Kmart Corp. 7.50%, due 07/16/02 (a) (c)*                                86,000
                            446,000    Kmart Corp. 7.33%, due 07/31/02 (a) (c)*                               191,780
                            250,000    Kmart Corp. 7.47%, due 07/31/02 (a) (c)*                               107,500
                             75,000    Kmart Corp. 8.18%, due 11/24/03 (a) (c)*                                32,250
                            199,000    Kmart Corp. 8.19%, due 11/24/03 (a) (c)*                                85,570
                          1,481,000    Kmart Corp. 8.20%, due 11/24/03 (a) (c)*                               636,830
                          1,250,000    Kmart Corp. 8.13%, due 12/16/03 (a) (c)*                               537,500
                            269,000    Kmart Corp. 7.55%, due 07/27/04 (a) (c)*                               115,670
                          1,500,000    Kmart Corp. 8.375%, due 12/01/04 (a) (e)*                              705,000
                          3,675,000    Kmart Corp. 12.50%, due 03/01/05 (a) (e)*                            1,773,187


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                               [GRAPHIC OMITTED]


                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                AT APRIL 30, 2002
                                   (UNAUDITED)

                          PRINCIPAL                                                                         VALUE           % OF
                          AMOUNT ($)   ISSUES                                                              (NOTE 1)      NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (CONTINUED)
Retail                   43,725,000    Kmart Corp. 9.375%, due 02/01/06 (a) (e)*                       $   21,097,313
(continued)               2,360,000    Kmart Corp. 8.28%, due 11/15/06 (a) (c)*                             1,014,800
                            549,000    Kmart Corp. 8.25%, due 11/20/06 (a) (c) (e)*                           236,070
                             81,000    Kmart Corp. 8.26%, due 11/20/06 (a) (c)*                                34,830
                          1,050,000    Kmart Corp. 8.125%, due 12/01/06 (a) (e)*                              493,500
                         17,500,000    Kmart Corp. 9.875%, due 06/15/08 (a) (e)*                            8,268,750
                          3,050,000    Kmart Corp. 8.85%, due 12/15/11 (a) (c)*                             1,311,500
                            441,000    Kmart Corp. 7.75%, due 10/01/12 (a)*                                   202,860
                            451,000    Kmart Corp. 8.92%, due 11/01/13 (a) (c)*                               193,930
                          1,000,000    Kmart Corp. 8.93%, due 11/29/16 (a) (c)*                               430,000
                            251,000    Kmart Corp. 8.96%, due 12/10/19 (a) (c)*                               107,930
                          1,963,000    Kmart Corp. 8.25%, due 01/01/22 (a)*                                   888,257
                          1,943,000    Kmart Corp. 8.375%, due 07/01/22 (a)*                                  879,208
                         11,875,000    Kmart Corp. 7.95%, due 02/01/23 (a) (e)*                             5,610,937
                                                                                                       --------------
                                                                                                           45,456,122      1.57%
                                                                                                       --------------
                                       TOTAL CORPORATE BONDS
                                       (Cost $241,989,157)                                                255,779,634
                                                                                                       --------------
------------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS - 3.13%
U.S. Treasury Notes      65,000,000    U.S. Treasury Note 3.625%, due 03/31/04                             65,563,680
                         25,000,000    U.S. Treasury Note 3.375%, due 04/30/04                             25,078,150
                                                                                                       --------------
                                                                                                           90,641,830      3.13%
                                                                                                       --------------
                                       TOTAL U.S. GOVERNMENT OBLIGATIONS
                                       (Cost $90,463,888)                                                  90,641,830
                                                                                                       --------------
                             SHARES
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS AND WARRANTS - 72.74%
Annuities & Mutual Fund      10,000    Atalanta/Sosnoff Capital Corp.                                         122,400
Management & Sales           65,000    BKF Capital Group, Inc. (a)                                          2,063,750
                            244,950    The John Nuveen Co. Class A                                         14,207,100
                                                                                                       --------------

                                                                                                           16,393,250      0.57%
                                                                                                       --------------


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                               [GRAPHIC OMITTED]


                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                AT APRIL 30, 2002
                                   (UNAUDITED)

                                                                                                            VALUE           % OF
                            SHARES     ISSUES                                                              (NOTE 1)      NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS AND WARRANTS (CONTINUED)

Apparel Manufacturers       150,000    Kleinerts, Inc. (a) (c)                                         $    1,200,000      0.04%
                                                                                                       --------------

Bermuda Based               118,449    ESG Re, Ltd. (a)                                                       364,823
Financial Institutions       15,675    ESG Re, Ltd. Warrants (a)                                                    1
                            295,217    Trenwick Group, Ltd.                                                 2,506,392
                                                                                                       --------------
                                                                                                            2,871,216      0.10%
                                                                                                       --------------
Business Development        432,300    Arch Capital Group, Ltd. (a)                                        12,614,514
& Investment Companies    2,344,100    Brascan Corp. - Class A (e)                                         52,179,666
                             83,370    Capital Southwest Corp.                                              6,002,640
                          4,100,000    Hutchison Whampoa, Ltd. - (Hong Kong)                               36,010,381
                          2,749,200    Investor AB Class A - (Sweden)                                      28,494,720
                                                                                                       --------------
                                                                                                          135,301,921      4.68%
                                                                                                       --------------
Computerized Trading        335,400    Investment Technology Group, Inc. (a)                               15,428,400      0.53%
                                                                                                       --------------
Computers, Networks         100,000    3Com Corp. (a)                                                         577,000      0.02%
& Software                                                                                             --------------
Consumer Products            75,400    Energizer Holdings, Inc. (a)                                         1,802,060      0.06%
                                                                                                       --------------
Depository Institutions     106,000    Astoria Financial Corp.                                              3,401,540
                            835,000    BankAtlantic Bancorp, Inc. Class A (e)                              10,646,250
                             69,566    Banknorth Group, Inc.                                                1,835,847
                            218,500    Carver Bancorp, Inc. (b)                                             2,579,392
                             61,543    Commercial Federal Corp.                                             1,809,364
                             40,000    EverTrust Financial Group, Inc.                                        730,400
                            250,787    Golden State Bancorp, Inc. (e)                                       8,273,463
                            250,787    Golden State Bancorp, Inc. Litigation Tracking Warrants (a)            273,358
                             41,100    Tompkins Trustco, Inc.                                               1,849,500
                            390,800    Woronoco Bancorp, Inc. (b)                                           8,226,340
                                                                                                       --------------
                                                                                                           39,625,454      1.37%
                                                                                                       --------------
Electronics               2,259,600    American Power Conversion Corp. (a)                                 29,035,860
                          5,760,500    AVX Corp.                                                          114,806,765
                          2,055,400    Electro Scientific Industries, Inc. (a) (b)                         61,785,324


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                               [GRAPHIC OMITTED]


                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                AT APRIL 30, 2002
                                   (UNAUDITED)

                                                                                                            VALUE           % OF
                            SHARES     ISSUES                                                              (NOTE 1)      NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS AND WARRANTS (CONTINUED)
Electronics (continued)   3,958,200    KEMET Corp. (a)                                                 $   76,670,334
                          2,630,000    Vishay Intertechnology, Inc. (a)                                    57,833,700
                                                                                                       --------------
                                                                                                          340,131,983      11.76%
                                                                                                       --------------
Financial Insurance         300,000    Ambac Financial Group, Inc.                                         18,858,000
                                119    American Capital Access Holdings (a) (c)                             6,785,968
                          1,672,409    MBIA, Inc.                                                          90,193,017
                                                                                                       --------------
                                                                                                          115,836,985      4.01%
                                                                                                       --------------
Financial Services          108,400    Instinet Group, Inc. (a) (e)                                           756,740      0.03%
                                                                                                       --------------
Food Manufacturers          495,000    J & J Snack Foods Corp. (a) (b) (e)                                 18,810,000      0.65%
& Purveyors                                                                                            --------------
Healthcare                  339,402    Genesis Health Ventures, Inc. (a)                                    6,380,758      0.22%
                                                                                                       --------------
Industrial Equipment        594,300    Alamo Group, Inc. (b)                                                9,746,520
                            299,300    Lindsay Manufacturing Co.                                            7,332,850
                            360,100    Mestek, Inc. (a) (e)                                                 8,174,270
                            480,500    Standex International Corp.                                         12,454,560
                          1,100,000    Trinity Industries, Inc.                                            25,850,000
                                                                                                       --------------
                                                                                                           63,558,200      2.20%
                                                                                                       --------------
Industrial - Japan        5,578,300    Toyota Industries Corp.                                             89,713,279      3.10%
                                                                                                       --------------
Insurance & Reinsurance      80,000    Montpelier RE Holdings, Ltd. (c)                                     8,000,000
                            127,500    Olympus RE Holdings, Ltd. (c)                                       12,750,000
                                                                                                       --------------
                                                                                                           20,750,000      0.72%
                                                                                                       --------------
Insurance Holding            87,035    ACE Ltd.                                                             3,787,763
Companies                   200,678    ACMAT Corp. Class A (a) (b)                                          2,332,882
                            803,669    Danielson Holding Corp. (a) (c)                                      6,003,407
                          1,075,580    Radian Group, Inc. (e)                                              55,822,602
                             58,300    White Mountains Insurance Group, Inc.                               20,900,550
                                                                                                       --------------
                                                                                                           88,847,204      3.07%
                                                                                                       --------------


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                               [GRAPHIC OMITTED]


                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                AT APRIL 30, 2002
                                   (UNAUDITED)

                                                                                                            VALUE           % OF
                            SHARES     ISSUES                                                              (NOTE 1)      NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS AND WARRANTS (CONTINUED)

Insurance Services          940,130    Safelite Glass Corp. (a) (c)                                    $    1,410,195
Companies                    63,160    Safelite Realty Corp. (a) (c)                                           94,740
                                                                                                       --------------
                                                                                                            1,504,935      0.05%
                                                                                                       --------------
Life Insurance              836,000    The MONY Group, Inc.                                                32,604,000
                          2,009,900    The Phoenix Companies, Inc. (a)                                     37,404,239
                                                                                                       --------------
                                                                                                           70,008,239      2.42%
                                                                                                       --------------
Manufactured Housing         89,000    Liberty Homes, Inc. Class A (e)                                        639,020
                             40,000    Liberty Homes, Inc. Class B (e)                                        300,400
                                                                                                       --------------
                                                                                                              939,420      0.03%
                                                                                                       --------------
Medical Supplies            251,300    Analogic Corp.                                                      12,529,818
& Services                  342,300    Datascope Corp.                                                     10,765,335
                             90,750    St. Jude Medical, Inc. (a)                                           7,551,307
                                                                                                       --------------
                                                                                                           30,846,460      1.07%
                                                                                                       --------------
Natural Resources &       1,295,100    Alexander & Baldwin, Inc.                                           35,187,867
Real Estate                 166,000    Alico, Inc.                                                          4,814,000
                            959,000    Burnham Pacific Properties, Inc. (e)                                 1,476,860
                            975,900    Catellus Development Corp. (a)                                      19,908,360
                             31,000    Consolidated-Tomoka Land Co.                                           666,500
                          1,766,514    Forest City Enterprises, Inc. Class A (b)                           67,922,463
                             11,250    Forest City Enterprises, Inc. Class B                                  428,062
                            473,489    HomeFed Corp. (a)                                                      416,670
                          1,352,836    Koger Equity, Inc. (b)                                              24,783,956
                             14,600    LNR Property Corp.                                                     534,360
                                846    Public Storage, Inc.                                                    32,123
                          3,420,106    Tejon Ranch Co. (a) (b) (e)                                        112,863,498
                            238,200    The St. Joe Co. (e)                                                  7,324,650
                          1,000,000    The St. Joe Co. (a) (c)                                             29,212,500
                          2,150,000    Trammell Crow Co. (a) (b) (c)                                       28,431,600
                                                                                                       --------------
                                                                                                          334,003,469      11.55%
                                                                                                       --------------


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                               [GRAPHIC OMITTED]


                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                AT APRIL 30, 2002
                                   (UNAUDITED)

                                                                                                            VALUE           % OF
                            SHARES     ISSUES                                                              (NOTE 1)      NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS AND WARRANTS (CONTINUED)

Non-Life                  9,159,100    Aioi Insurance Co., Ltd.                                        $   16,977,141
Insurance-Japan           2,116,200    Millea Holdings, Inc. ADR (a) (e)                                   83,589,900
                         10,857,140    Mitsui Sumitomo Insurance Co., Ltd.                                 53,440,108
                          3,946,000    The Nissan Fire & Marine Insurance Co., Ltd.                         7,775,215
                          3,000,000    The Yasuda Fire & Marine Insurance Co., Ltd.                        16,705,601
                                                                                                       --------------
                                                                                                          178,487,965      6.17%
                                                                                                       --------------
Oil Services              1,385,000    Nabors Industries, Inc. (a)                                         63,086,750      2.18%
                                                                                                       --------------
Pharmaceutical Services   5,308,740    Innovative Clinical Solutions, Ltd. (a) (b)                            384,884
                            588,600    Kendle International, Inc. (a)                                      10,000,314
                            598,000    PAREXEL International Corp. (a)                                      9,310,860
                            637,500    Pharmaceutical Product Development, Inc. (a)                        16,052,250
                                                                                                       --------------
                                                                                                           35,748,308      1.24%
                                                                                                       --------------
Security Brokers, Dealers   223,600    Jefferies Group, Inc. (e)                                           10,395,164
& Flotation Companies       967,732    Legg Mason, Inc.                                                    48,618,856
                          1,086,250    Raymond James Financial, Inc. (e)                                   36,324,200
                            556,850    SWS Group, Inc. (e)                                                 11,192,685
                                                                                                       --------------
                                                                                                          106,530,905      3.68%
                                                                                                       --------------
Semiconductor               600,000    Applied Materials, Inc. (a)                                         14,592,000
Equipment Manufacturers   2,975,283    ASML Holding N.V. (a) (e)                                           66,438,069
& Related                 1,004,500    Clare, Inc. (a) (b)                                                  4,018,000
                          1,350,300    Credence Systems Corp. (a) (e)                                      27,330,072
                          2,874,700    Electroglas, Inc. (a) (b)                                           48,323,707
                          3,679,000    FSI International, Inc. (a) (b)                                     43,890,470
                            100,000    KLA-Tencor Corp. (a)                                                 5,897,000
                            208,676    Novellus Systems, Inc. (a)                                           9,891,242
                            300,000    Photronics, Inc. (a)                                                 9,921,000
                            500,000    Veeco Instruments, Inc. (a)                                         14,815,000
                                                                                                       --------------
                                                                                                          245,116,560      8.47%
                                                                                                       --------------


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                               [GRAPHIC OMITTED]


                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                AT APRIL 30, 2002
                                   (UNAUDITED)

                                                                                                            VALUE           % OF
                            SHARES     ISSUES                                                              (NOTE 1)      NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS AND WARRANTS (CONTINUED)

Small-Cap Technology          1,499    CareCentric, Inc. (a)                                           $          914
                            247,200    Planar Systems, Inc. (a)                                             6,152,808
                                                                                                       --------------
                                                                                                            6,153,722      0.21%
                                                                                                       --------------
Telecommunications        1,000,000    Tellabs, Inc. (a)                                                    8,490,000      0.29%
                                                                                                       --------------
Title Insurance           2,000,000    First American Corp.                                                44,200,000
                          1,029,615    Stewart Information Services Corp. (a) (b)                          19,459,723
                                                                                                       --------------
                                                                                                           63,659,723      2.20%
                                                                                                       --------------
Transportation               55,032    Florida East Coast Industries, Inc. Class B                          1,395,061      0.05%
                                       TOTAL COMMON STOCKS AND WARRANTS
                                       (Cost $1,502,850,634)                                            2,103,955,967
                                                                                                       --------------
------------------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCK - 0.79%

Bermuda Based             6,045,667    CGA Group, Ltd., Series C (a)                                                0      0.00%
                                                                                                       --------------
Financial Institutions
Financial Insurance          12,500    American Capital Access Holdings, Convertible (a) (c)               12,500,000
                             10,000    American Capital Access Holdings, Senior Convertible (a) (c)        10,000,000
                                                                                                       --------------
                                                                                                           22,500,000      0.78%
                                                                                                       --------------
Healthcare                    3,451    Genesis Health Ventures, Inc., 6.00% (c)                               345,100      0.01%
                                                                                                       --------------
Insurance Holding Companies   4,775    Ecclesiastical Insurance, 8.625%                                         8,768      0.00%
                                                                                                       --------------
Insurance & Reinsurance      70,200    RS Holding Convertible Class A (c)                                      70,200      0.00%
                                                                                                       --------------
                                       TOTAL PREFERRED STOCK
                                       (Cost $29,964,275)                                                  22,924,068
                                                                                                       --------------


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                               [GRAPHIC OMITTED]

                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                AT APRIL 30, 2002
                                   (UNAUDITED)

                          INVESTMENT                                                                        VALUE           % OF
                          AMOUNT ($)   ISSUES                                                              (NOTE 1)      NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
LIMITED PARTNERSHIPS - 0.09%
Bermuda Based             2,202,000    ESG Partners, LP (a) (c)                                        $      456,625      0.02%
Financial Institutions                                                                                 --------------
Insurance Holding         3,264,756    Head Insurance Investors, LP (a) (c)                                   852,383
Companies                 1,615,000    Insurance Partners II Equity Fund, LP (a) (c)                        1,339,379
                                                                                                       --------------
                                                                                                            2,191,762      0.07%
                                                                                                       --------------
                                       TOTAL LIMITED PARTNERSHIPS
                                       (Cost $7,081,756)                                                    2,648,387
                                                                                                       --------------

                          NOTIONAL
                         AMOUNT ($)
------------------------------------------------------------------------------------------------------------------------------------
OTHER INVESTMENTS - 0.86%
Retail                   50,000,000    Kmart Trade Claims (c)                                              18,750,000
                         16,000,000    Kmart Put Options (c)                                                6,000,000
                                                                                                       --------------
                                                                                                           24,750,000      0.86%
                                                                                                       --------------
                                       TOTAL OTHER INVESTMENTS
                                       (Cost $40,635,750)                                                  24,750,000
                                                                                                       --------------


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                               [GRAPHIC OMITTED]


                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                AT APRIL 30, 2002
                                   (UNAUDITED)

                          PRINCIPAL                                                                         VALUE           % OF
                          AMOUNT ($)   ISSUES                                                              (NOTE 1)      NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS - 5.31%
U.S. Treasury Bills     150,000,000    U.S. Treasury Bill 1.88%+, due 10/24/02                         $  148,643,400
                                                                                                       --------------
                          5,000,000    U.S. Treasury Bill 1.87%+, due 10/24/02                              4,954,780
                                                                                                       --------------
                                                                                                          153,598,180      5.31%
                                                                                                       --------------
                                       TOTAL SHORT TERM INVESTMENTS
                                       (Cost $153,606,987)                                                153,598,180
                                                                                                       --------------
                                       TOTAL INVESTMENT PORTFOLIO - 97.55%
                                       (Cost $2,253,854,293)                                            2,821,832,973
                                                                                                       --------------
                                       CASH & OTHER ASSETS LESS
                                       LIABILITIES - 2.45%                                                 70,723,009
                                                                                                       --------------
                                       NET ASSETS - 100.00%                                            $2,892,555,982
                                       (Applicable to 75,359,516                                       ==============
                                       shares outstanding)

Notes:

(a)  Non-income producing securities.

(b) Affiliated issuers-as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of these issuers).

(c)  Restricted/fair valued securities.

(d)  Interest accrued at a current rate of prime + 2%.

(e)  Securities in whole or in part on loan.

*    Issuer in default.

+    Annualized yield at date of purchase.

ADR: American Depository Receipt.



    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                               [GRAPHIC OMITTED]

                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 2002
                                   (UNAUDITED)

ASSETS:
Investments at value (Notes 1 and 4):
  Unaffiliated issuers (identified cost of $1,897,982,004)        $2,332,984,837
  Affiliated issuers (identified cost of $355,872,289)               488,848,136
                                                                  --------------
    Total investments (identified cost of $2,253,854,293)          2,821,832,973
Cash                                                                  82,067,520
Receivable for securities sold                                         5,277,938
Receivable for fund shares sold                                        7,112,569
Dividends and interest receivable                                      7,231,194
Other receivables                                                        104,526
Collateral on loaned securities (Note 1)                              77,362,192
Other assets                                                              55,348
                                                                  --------------
    Total assets                                                   3,001,044,260
                                                                  --------------

LIABILITIES:
Payable for securities purchased                                      19,473,367
Payable for fund shares redeemed                                       4,428,440
Payable to investment adviser                                          2,121,984
Accounts payable and accrued expenses                                    622,614
Payable for service fees (Note 3)                                        127,245
Unrealized losses on foreign currency swap contract (Note 1)           4,352,436
Collateral on loaned securities (Note 1)                              77,362,192
Commitments (Note 6)                                                          --
                                                                  --------------
    Total liabilities                                                108,488,278
                                                                  --------------

    Net assets                                                    $2,892,555,982
                                                                  ==============

SUMMARY OF NET ASSETS:
Common stock, unlimited shares authorized, $0.001 par value,
  75,359,516 shares outstanding                                   $2,262,616,922
Accumulated undistributed net investment income                        8,893,697
Accumulated undistributed net realized gains from
  investment transactions                                             57,372,038
Net unrealized appreciation of investments and translation
  of foreign currency denominated assets and liabilities             563,673,325
                                                                  --------------

    Net assets applicable to capital shares outstanding           $2,892,555,982
                                                                  ==============

Net asset value, offering and redemption price per share                  $38.38
                                                                          ======


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                               [GRAPHIC OMITTED]

                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                             STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED APRIL 30, 2002
                                   (UNAUDITED)

INVESTMENT INCOME:
  Interest - unaffiliated issuers                                $   13,250,014
  Dividends - unaffiliated issuers
    (net of foreign withholding tax of $656,426)                      7,634,773
  Dividends - affiliated issuers                                      3,602,800
  Other Income                                                           92,301
                                                                 --------------
    Total investment income                                          24,579,888
                                                                 --------------

EXPENSES:
  Investment advisory fees (Note 3)                                  11,941,444
  Service fees (Note 3)                                                 768,044
  Transfer agent fees                                                   408,891
  Reports to shareholders                                               232,872
  Administration fees (Note 3)                                          192,609
  Custodian fees                                                        184,280
  Registration and filing fees                                          108,531
  Accounting services                                                    78,736
  Insurance expenses                                                     56,129
  Miscellaneous expenses                                                 52,849
  Auditing and tax consulting fees                                       43,320
  Directors' fees and expenses                                           33,861
  Legal fees                                                             30,592
                                                                 --------------
    Total operating expenses                                         14,132,158
                                                                 --------------
    Net investment income                                            10,447,730
                                                                 --------------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
    Net realized gains on investments - unaffiliated issuers         47,313,727
    Net realized gains on investments - affiliated issuers            9,448,092
    Net realized losses on foreign currency transactions               (249,776)
    Net change in unrealized appreciation on investments            274,048,841
    Net change in unrealized depreciation on foreign
      currency swaps                                                 (4,321,885)
    Net change in unrealized appreciation on translation
      of other assets and liabilities denominated in
      foreign currency                                                   58,527
                                                                 --------------

    Net realized and unrealized gains on investments                326,297,526
                                                                 --------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS             $  336,745,256
                                                                 ==============


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                               [GRAPHIC OMITTED]

                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                       STATEMENT OF CHANGES IN NET ASSETS


                                                   FOR THE
                                                 SIX MONTHS          FOR THE
                                                    ENDED             YEAR
                                                   4/30/02            ENDED
                                                 (UNAUDITED)        10/31/01
                                               --------------    --------------
OPERATIONS
  Net investment income                        $   10,447,730    $   29,964,727
  Net realized gains on investments -
    unaffiliated issuers                           47,313,727        15,308,401
  Net realized gains on investments -
    affiliated issuers                              9,448,092            50,208
  Net realized gains (losses) on foreign
    currency transactions                            (249,776)       16,138,224
  Net change in unrealized appreciation
    (depreciation) on investments                 274,048,841      (164,763,614)
  Net change in unrealized appreciation
    (depreciation) on foreign currency swaps
    and option contracts                           (4,321,885)        1,417,572
  Net change in unrealized appreciation on
    translation of other assets and liabilities
    denominated in foreign currency                    58,527            20,766
                                               --------------    --------------
  Net increase (decrease) in net assets
    resulting from operations                     336,745,256      (101,863,716)
                                               --------------    --------------

DISTRIBUTIONS:
  Dividends to shareholders from net
    investment income                             (43,388,674)      (33,511,486)
  Distributions to shareholders from net
    realized gains on investments                 (13,334,090)     (106,411,646)
                                               --------------    --------------
  Net decrease in net assets resulting
    from distributions                            (56,722,764)     (139,923,132)
                                               --------------    --------------

CAPITAL SHARE TRANSACTIONS:
  Proceeds from sale of shares                    385,394,391     1,062,471,879
  Net asset value of shares issued in
  reinvestment of dividends and distributions      54,406,930       133,923,400
  Cost of shares redeemed                        (235,909,924)     (402,186,624)
                                               --------------    --------------

  Net increase in net assets resulting
    from capital share transactions               203,891,397       794,208,655
                                               --------------    --------------

  Net increase in net assets                      483,913,889       552,421,807
  Net assets at beginning of period             2,408,642,093     1,856,220,286
                                               --------------    --------------

Net assets at end of period
  (including undistributed net investment
  income of $8,893,697 and $41,834,641,
  respectively)                                $2,892,555,982    $2,408,642,093
                                               ==============    ==============


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                               [GRAPHIC OMITTED]

                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                              FINANCIAL HIGHLIGHTS


SELECTED DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD) AND RATIOS ARE AS
FOLLOWS:

                                               FOR THE
                                             SIX MONTHS
                                                ENDED                              YEARS ENDED OCTOBER 31,
                                               4/30/02      ----------------------------------------------------------------------
                                             (UNAUDITED)       2001           2000           1999           1998           1997
                                              ----------    ----------     ----------     ----------     ----------     ----------
Net Asset Value, Beginning of Period          $    34.50    $    38.48     $    34.82     $    30.16     $    31.94     $    24.26
                                              ----------    ----------     ----------     ----------     ----------     ----------
Income (loss) from Investment Operations:
  Net investment income                             0.13          0.45           0.47           0.47           0.48           0.48
  Net gain (loss) on securities
    (both realized and unrealized)                  4.55         (1.59)          7.61           4.59          (1.69)          7.92
                                              ----------    ----------     ----------     ----------     ----------     ----------
  Total from Investment Operations                  4.68         (1.14)          8.08           5.06          (1.21)          8.40
                                              ----------    ----------     ----------     ----------     ----------     ----------

Less Distributions:
  Dividends from net investment income             (0.61)        (0.68)            --          (0.40)         (0.41)         (0.57)
  Distributions from realized gains                (0.19)        (2.16)         (4.42)            --          (0.16)         (0.15)
                                              ----------    ----------     ----------     ----------     ----------     ----------
  Total Distributions                              (0.80)        (2.84)         (4.42)         (0.40)         (0.57)         (0.72)
                                              ----------    ----------     ----------     ----------     ----------     ----------

Net Asset Value, End of Period                $    38.38    $    34.50     $    38.48     $    34.82     $    30.16     $    31.94
                                              ==========    ==========     ==========     ==========     ==========     ==========

Total Return                                       13.72%(1)     (3.01)%        24.07%         16.89%         (3.86%)        35.31%
Ratios/Supplemental Data:
    Net Assets, End of period (in thousands)  $2,892,556    $2,408,642     $1,856,220     $1,340,272     $1,540,711     $1,646,240
 Ratio of Expenses to Average Net Assets            1.07%(2)      1.07%          1.09%          1.10%          1.08%          1.13%
 Ratio of Net Income to Average Net Assets          0.79%(2)      1.31%          1.41%          1.27%          1.44%          2.10%
 Portfolio Turnover Rate                               9%(1)        16%            30%             5%            24%            10%

(1) Not annualized.
(2) Annualized.


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                               [GRAPHIC OMITTED]

                        THIRD AVENUE SMALL-CAP VALUE FUND

Dear Fellow Shareholders:

At April 30, 2002, the end of the second fiscal quarter, the unaudited net asset value attributable to the 28,223,467 common shares outstanding of the Third Avenue Small-Cap Value Fund ("Small-Cap Value" or the "Fund") was $16.28 per share, compared with the Fund's unaudited net asset value of $15.21 per share at January 31, 2002, and an unaudited net asset value of $14.59 per share at April 30, 2001, adjusted for a subsequent distribution to shareholders. At May 28, 2002, the unaudited net asset value was $16.21 per share.

QUARTERLY ACTIVITY

During the quarter, Small-Cap Value established four new positions, added to 17 of its 60 existing positions, reduced its holdings in six companies and eliminated one position. At April 30, 2002, Small-Cap Value held positions in 63 companies, the top 10 positions of which accounted for approximately 23% of the Fund's net assets.

NUMBER OF SHARES              NEW POSITIONS ACQUIRED

239,500 shares                Comverse Technology, Inc. Common Stock
                              ("Comverse Common")

935,184 shares                Instinet Group Inc. Common Stock
                              ("Instinet Common")

141,500 shares                LNR Property Corp. Common Stock
                              ("LNR Common")

64,000 shares                 Maxwell Shoe Company, Inc. Class A Common Stock
                              ("Maxwell Common")

NUMBER OF SHARES              INCREASES IN EXISTING POSITIONS

69,400 shares                 Advanced Power Technology, Inc. Common Stock
                              ("Advanced Power Common")

245,300 shares                American Power Conversion Corp. Common Stock
                              ("American Power Common")

5,100 shares                  Bel Fuse, Inc. "B" Common Stock
                              ("Bel Fuse Common")

62,200 shares                 Brascan Corp. Common Stock
                              ("Brascan Common")

57,600 shares                 Coherent, Inc. Common Stock
                              ("Coherent Common")

117,200 shares                Credence Systems Corp. Common Stock
                              ("Credence Common")

                               [GRAPHIC OMITTED]



NUMBER OF SHARES              INCREASES IN EXISTING POSITIONS (CONTINUED)

45,000 shares                 CyberOptics Corp. Common Stock
                              ("CyberOptics Common")

14,300 shares                 Electro Scientific Industries, Inc. Common Stock
                              ("ESI Common")

136,100 shares                Forest City Enterprises, Inc. Class A Common Stock
                              ("Forest City Common")

200,000 shares                FSI International, Inc. Common Stock
                              ("FSI Common")

105,100 shares                KEMET Corp. Common Stock
                              ("KEMET Common")

6,700 shares                  Leucadia National Corp. Common Stock
                              ("Leucadia Common")

74,000 shares                 The Phoenix Companies, Inc. Common Stock
                              ("Phoenix Common")

40,100 shares                 SWS Group Inc. Common Stock
                              ("SWS Common")

50,000 shares                 Tejon Ranch, Inc. Common Stock
                              ("Tejon Common")

462,800 shares                TriQuint Semiconductor, Inc. Common Stock
                              ("TriQuint Common")

137,500 shares                Wellsford Real Properties, Inc. Common Stock
                              ("Wellsford Common")

                              REDUCTIONS IN EXISTING POSITIONS

46,420 shares                 ASML Holding N. V. Common Stock
                              ("ASML Common")

20,000 shares                 Brooks Automation, Inc. Common Stock
                              ("Brooks Common")

72,600 shares                 Herley Industries, Inc. Common Stock
                              ("Herley Common")

489,000 shares                JZ Equity Partners PLC Common Stock
                              ("JZE Common")

7,000 shares                  Novellus Systems, Inc. Common Stock
                              ("Novellus Common")

                               [GRAPHIC OMITTED]


NUMBER OF SHARES              REDUCTIONS IN EXISTING POSITIONS (CONTINUED)

37,800 shares                 Skyline Corp. Common Stock
                              ("Skyline Common")

                              POSITION ELIMINATED

219,300 shares                Burnham Pacific Properties, Inc. Common Stock
                              ("Burnham Common")

Shares of Instinet Group represented the Fund's single largest addition during the quarter. Founded in 1969, Instinet is the largest electronic securities broker globally. Its technology-based platform enables institutional investors to trade directly and anonymously, provides an important source of liquidity for buyers and sellers, and reaches more than 40 securities markets throughout the world.

The company's franchise has come under assault from both internal missteps as well as external pressures. Management, which is currently in transition, spent money a little too freely and took its eye off the ball competitively. Despite this adversity, the company's shares appear interesting on a number of counts. The company has a fortress balance sheet, boasting more than $800 million in cash, and retains a commanding market presence. Netting out the cash--which approximates $3.25 per share--the current public quote equates to about 4x cash from operations and less than 10x earnings, based on results for the year ended December 2001. I expect Reuters Group, PLC, owner of 83% of Instinet's common stock, to take whatever steps necessary to protect and enhance the value of one of its crown jewels. Finally, the electronic trading markets are ripe for consolidation.

Another important area of focus during the quarter was on telecommunications equipment. It would be hard to find an industry with more difficult conditions than those found in the telecom sector. Service providers, many of which lack capital and suffer from intense competition, have drastically cut back their spending plans. Those cut backs have, in turn, resulted in a major industry depression for the vendors of telecom equipment. Naturally, such horrible conditions drew our attention.

The Fund initiated a modest position, increased subsequent to quarter's end, in the shares of Comverse Technology. Comverse is the leading vendor of voice messaging and related systems and software. Comverse owns 72% of publicly traded Ulticom, a communications software company, and recently brought public another subsidiary, Verint, a maker of security software.

In stark contrast to the majority of its competitors, Comverse enjoys a terrific balance sheet with nearly $6 per share of net cash, approximating 50% of the public stock market valuation. Based on its cost basis, the Fund purchased shares at single digit multiples of recent periods' earnings and cash flow. For now, the tough times that pervade the industry have thrown the company into a loss making position. From my vantage point, however, the company has more than adequate resources to weather the current storm and should prosper when its industry recovers.

The third important area of capital deployment during the quarter focused on adding to our position in the common stock of TriQuint Semiconductor, a position initiated last quarter. TriQuint, nestled in the heart of Oregon's "Silicon Forest," produces a variety of specialized integrated circuits with applications in everything from communications to

                               [GRAPHIC OMITTED]


aerospace. Despite weak industry conditions, TriQuint has controlled its expenses well, and has maintained a healthy balance sheet and competitive position.

The lousy  NEAR-TERM  outlook for  technology  stocks has much of the investment community running for the hills. As indicated by my comments above, however, Fund management has taken an opposite tack, believing that: 1) LONGER-TERM, technology spending will resume at some above-average levels of growth (technology spending doesn't need to return to the hyperbolic levels of 1999-2000 for our companies to flourish); 2) we own WELL-FINANCED and WELL-POSITIONED companies in different segments of the "electronics food chain" that will endure even a prolonged downturn in tech spending; and 3) if our analysis proves faulty, based on the conservative prices paid, the downside ought not to be too bad.

You will note that one of the themes common to our investments is an EMPHASIS ON SAFETY or the avoidance of capital loss. One only needs to read the front page of any newspaper today to discover just how unsafe so many widely-held stocks have become (Tyco, Qwest, AOL to name a few). Our emphasis on safety--primarily in the form of high quality assets and a relative absence of liabilities--does a number of things to control risk. The presence of high quality assets (e.g., cash or assets readily convertible to cash) not only provides a valuation floor, but it also enables company management to reinvest in its business during down periods. It is also the case that companies with strong balance sheets tend to be led by more conservative managers (could one characterize the managements of Tyco, Qwest or AOL, for example, as conservative?).

It is also true that--in the short-term--safer balance sheets like the ones characterizing the Fund's portfolio holdings produce lower returns on equity, "ROE," a widely used metric to judge management acumen. Why are we happy to make this ROE-for-safety tradeoff? It lets us--and I hope you--sleep better at night.

I look forward to writing you again when we publish our third quarter report dated July 31, 2002.

Sincerely,

/s/ Curtis R. Jensen

Curtis R. Jensen
Portfolio Manager,
Third Avenue Small-Cap Value Fund

                               [GRAPHIC OMITTED]

                               THIRD AVENUE TRUST
                        THIRD AVENUE SMALL-CAP VALUE FUND
                            PORTFOLIO OF INVESTMENTS
                                AT APRIL 30, 2002
                                   (UNAUDITED)

                          PRINCIPAL                                                                         VALUE           % OF
                          AMOUNT ($)   ISSUES                                                              (NOTE 1)      NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
ASSET BACKED SECURITIES - 9.37%
Government National      10,000,000    GNMA 2002-19 PA 5.50%, due 03/20/25                             $   10,242,275
Mortgage Association     10,000,000    GNMA 2002-7 PQ 5.50%, due 06/20/25                                  10,227,861
                         10,000,000    GNMA 2002-20 PK 5.50%, due 12/20/25                                 10,240,562
                          4,848,020    GNMA 2001-13 DK 5.80%, due 07/20/27                                  4,954,291
                          7,365,153    GNMA 2002-21 SA 14.74%, due 07/16/31                                 7,392,588
                                                                                                       --------------
                                                                                                           43,057,577      9.37%
                                                                                                       --------------
                                       TOTAL ASSET BACKED SECURITIES
                                       (Cost $42,987,975)                                                  43,057,577
                                                                                                       --------------
------------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS - 2.20%

U.S. Treasury Note       10,000,000    U.S. Treasury Note 3.625%, due 03/31/04                             10,086,720      2.20%
                                                                                                       --------------
                                       TOTAL U.S. GOVERNMENT OBLIGATIONS
                                       (Cost $10,056,876)                                                  10,086,720
                                                                                                       --------------
                        SHARES
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - 68.44%
Business Development        609,800    Brascan Corp. Class A (b)                                           13,574,148
& Investment Companies       13,500    Capital Southwest Corp.                                                972,000
                          2,986,000    JZ Equity Partners PLC                                               6,864,493
                            175,200    Leucadia National Corp.                                              6,386,040
                                                                                                       --------------
                                                                                                           27,796,681      6.05%
                                                                                                       --------------
Consumer Products           139,200    Energizer Holdings, Inc. (a)                                         3,326,880
                             64,000    Maxwell Shoe Co., Inc. Class A (a)                                   1,280,000
                                                                                                       --------------
                                                                                                            4,606,880      1.00%
                                                                                                       --------------
Electronics                 481,400    Advanced Power Technology, Inc. (a)                                  5,873,080
                            488,000    American Power Conversion Corp. (a)                                  6,270,800
                            234,000    Bel Fuse, Inc. Class B                                               6,280,560
                            384,800    Clare, Inc. (a)                                                      1,539,200
                            545,900    KEMET Corp. (a)                                                     10,574,083


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                               [GRAPHIC OMITTED]

                               THIRD AVENUE TRUST
                        THIRD AVENUE SMALL-CAP VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                AT APRIL 30, 2002
                                   (UNAUDITED)

                                                                                                            VALUE           % OF
                            SHARES     ISSUES                                                              (NOTE 1)      NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
Electronics                 688,800    TriQuint Semiconductor, Inc. (a) (b)                            $    6,984,432
(continued)                                                                                            --------------
                                                                                                           37,522,155      8.16%
                                                                                                       --------------
Financial Insurance         158,800    MBIA, Inc.                                                           8,564,084      1.86%
                                                                                                       --------------
Industrial Equipment        345,400    Alamo Group, Inc. (b)                                                5,664,560
                             54,600    Cummins, Inc.                                                        2,323,230
                            168,600    Lindsay Manufacturing Co.                                            4,130,700
                            262,900    Trinity Industries, Inc.                                             6,178,150
                                                                                                       --------------
                                                                                                           18,296,640      3.98%
                                                                                                       --------------
Insurance & Reinsurance     251,100    Arch Capital Group, Ltd. (a)                                         7,327,098
                             20,000    Montpelier RE Holdings, Ltd. (c)                                     2,000,000
                             42,500    Olympus RE Holdings, Ltd. (c)                                        4,250,000
                            157,900    Trenwick Group, Ltd.                                                 1,340,571
                                                                                                       --------------
                                                                                                           14,917,669      3.25%
                                                                                                       --------------
Insurance Holding            71,852    Radian Group, Inc. (b)                                               3,729,119      0.81%
Companies                                                                                              --------------
Life Insurance              179,000    FBL Financial Group, Inc. Class A                                    3,597,900
                            328,000    The MONY Group, Inc.                                                12,792,000
                            582,200    The Phoenix Companies, Inc. (a)                                     10,834,742
                                                                                                       --------------
                                                                                                           27,224,642      5.92%
                                                                                                       --------------
Manufactured Housing        100,000    Skyline Corp.                                                        3,600,000      0.78%
                                                                                                       --------------
Media                       120,000    ValueVision International, Inc. Class A (a)                          2,266,800      0.49%
                                                                                                       --------------
Metal & Metal Products      181,900    Century Aluminum Co. (b)                                             2,757,604      0.60%
                                                                                                       --------------
Natural Resources &         187,500    Alexander & Baldwin, Inc.                                            5,094,375
Real Estate                 187,300    Alico, Inc.                                                          5,431,700
                            139,000    Avatar Holdings, Inc. (a) (b)                                        3,753,000
                            255,400    Deltic Timber Corp. (b)                                              8,555,900


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                               [GRAPHIC OMITTED]

                               THIRD AVENUE TRUST
                        THIRD AVENUE SMALL-CAP VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                AT APRIL 30, 2002
                                   (UNAUDITED)

                                                                                                            VALUE           % OF
                            SHARES     ISSUES                                                              (NOTE 1)      NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
Natural Resources &         269,600    Forest City Enterprises, Inc. Class A                           $   10,366,120
Real Estate (continued)     133,400    Jones Lang LaSalle, Inc. (a)                                         2,982,824
                            268,800    Koger Equity, Inc.                                                   4,924,416
                            141,500    LNR Property Corp. (b)                                               5,178,900
                             17,000    Security Capital Group, Inc. Class B (a)                               437,410
                            100,000    The St. Joe Co. (a) (c)                                              2,921,250
                            274,600    Tejon Ranch Co. (a) (b)                                              9,061,800
                          1,154,700    TimberWest Forest Corp. (Canada)                                     9,570,516
                            200,000    Trammell Crow Co. (a) (c)                                            2,644,800
                            150,700    Wellsford Real Properties, Inc. (a) (b)                              3,384,722
                                                                                                       --------------
                                                                                                           74,307,733      16.17%
Non-Life                                                                                               --------------
Insurance - Japan         2,025,000    The Nissan Fire & Marine Insurance Co., Ltd.                         3,990,068      0.87%
                                                                                                       --------------
Oil Services                228,700    Precision Drilling Corp. (a) (b)                                     7,663,737      1.67%
                                                                                                       --------------
Pharmaceutical Services      40,000    Kendle International, Inc. (a)                                         679,600
                             58,100    PAREXEL International Corp. (a)                                        904,617
                            135,200    Pharmaceutical Product Development, Inc. (a)                         3,404,336
                                                                                                       --------------
                                                                                                            4,988,553      1.09%
                                                                                                       --------------
Securities Brokers, Dealers 386,280    SWS Group, Inc. (b)                                                  7,764,228
& Floatation Companies      935,184    Instinet Group, Inc. (a) (b)                                         6,528,519
                                                                                                       --------------
                                                                                                           14,292,747      3.11%
                                                                                                       --------------
Semiconductor                24,310    ASML Holding N.V. (a)                                                  542,842
Equipment Manufacturers      22,000    Brooks Automation, Inc. (a)                                            784,300
& Related                   163,100    Coherent, Inc. (a)                                                   4,990,860
                            587,700    Credence Systems Corp. (a)                                          11,895,048
                            350,200    CyberOptics Corp. (a) (b)                                            4,072,826
                            342,300    Electro Scientific Industries, Inc. (a)                             10,289,538
                            100,000    Electroglas, Inc. (a)                                                1,681,000
                            573,400    FSI International, Inc. (a)                                          6,840,662
                             18,000    Novellus Systems, Inc. (a)                                             853,200
                                                                                                       --------------
                                                                                                           41,950,276      9.13%
                                                                                                       --------------


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                               [GRAPHIC OMITTED]

                               THIRD AVENUE TRUST
                        THIRD AVENUE SMALL-CAP VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                AT APRIL 30, 2002
                                   (UNAUDITED)

                                                                                                            VALUE           % OF
                            SHARES     ISSUES                                                              (NOTE 1)      NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)

Technology                  232,900    Herley Industries, Inc. (a) (b)                                 $    4,956,112
                            117,500    Park Electrochemical Corp.                                           3,554,375
                             95,000    Planar Systems, Inc. (a) (b)                                         2,364,550
                                                                                                       --------------
                                                                                                           10,875,037      2.37%
                                                                                                       --------------
Telecommunications          239,500    Comverse Technology, Inc. (a)                                        2,881,185      0.63%
Equipment                                                                                              --------------

Title Insurance             105,000    First American Corp.                                                 2,320,500      0.50%
                                                                                                       --------------
                                       TOTAL COMMON STOCKS
                                       (Cost $256,038,729)                                                314,552,110
                                                                                                       --------------
                         PRINCIPAL
                         AMOUNT ($)
------------------------------------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS - 17.32%
U.S. Treasury Bills      25,000,000    U.S. Treasury Bill 1.66%+, due 05/23/02                             24,975,026
                         25,000,000    U.S. Treasury Bill 1.72%+, due 07/25/02                             24,897,875
                         30,000,000    U.S. Treasury Bill 1.88%+, due 10/24/02                             29,728,680
                                                                                                       --------------
                                                                                                           79,601,581      17.32%
                                                                                                       --------------
                                       TOTAL SHORT TERM INVESTMENTS
                                       (Cost $79,605,891)                                                  79,601,581
                                                                                                       --------------
                                       TOTAL INVESTMENT PORTFOLIO - 97.33%
                                       (Cost $388,689,471)                                                447,297,988
                                                                                                       --------------
                                       CASH & OTHER ASSETS LESS
                                       LIABILITIES - 2.67%                                                 12,281,962
                                                                                                       --------------

                                       NET ASSETS - 100.00%                                            $  459,579,950
                                       (Applicable to 28,223,467                                       ==============
                                       shares outstanding)

 Notes:

(a)  Non-income producing securities.

(b)  Securities in whole or in part on loan.

(c)  Restriced / fair valued securities.

+    Annualized yield at date of purchase.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                               [GRAPHIC OMITTED]

                               THIRD AVENUE TRUST
                        THIRD AVENUE SMALL-CAP VALUE FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 2002
                                   (UNAUDITED)

ASSETS:
Investments at value (Notes 1 and 4):
  Unaffiliated issuers (identified cost of $388,689,471)            $447,297,988
Cash                                                                  11,225,035
Receivable for fund shares sold                                        7,662,023
Dividends and interest receivable                                        565,950
Other receivables                                                          5,144
Collateral on loaned securities (Note 1)                              21,685,784
Other assets                                                               8,797
                                                                    ------------
    Total assets                                                     488,450,721
                                                                    ------------

LIABILITIES:
Payable for securities purchased                                       5,998,131
Payable for fund shares redeemed                                         763,226
Payable to investment adviser                                            329,031
Accounts payable and accrued expenses                                     76,200
Payable for service fees (Note 3)                                         18,399
Collateral on loaned securities (Note 1)                              21,685,784
                                                                    ------------
    Total liabilities                                                 28,870,771
                                                                    ------------

    Net assets                                                      $459,579,950
                                                                    ============

SUMMARY OF NET ASSETS:
Common stock, unlimited shares authorized,
  $0.001 par value, 28,223,467 shares outstanding                   $397,282,855
Accumulated undistributed net investment income                          669,982
Accumulated undistributed net realized gains from
  investment transactions                                              3,018,596
Net unrealized appreciation of investments and translation
  of foreign currency denominated assets and liabilities              58,608,517
                                                                    ------------

    Net assets applicable to capital shares outstanding             $459,579,950
                                                                    ============

Net asset value, offering and redemption price per share                  $16.28
                                                                          ======


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                               [GRAPHIC OMITTED]

                               THIRD AVENUE TRUST
                        THIRD AVENUE SMALL-CAP VALUE FUND
                             STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED APRIL 30, 2002
                                   (UNAUDITED)

INVESTMENT INCOME:
  Interest                                                           $ 1,258,721
  Dividends (net of foreign withholding tax of $40,428)                2,027,955
  Other income                                                            13,888
                                                                     -----------
     Total investment income                                           3,300,564
                                                                     -----------

EXPENSES:
  Investment advisory fees (Note 3)                                    1,621,881
  Administration fees (Note 3)                                            91,948
  Service fees (Note 3)                                                   80,782
  Transfer agent fees                                                     53,692
  Custodian fees                                                          52,795
  Registration and filing fees                                            32,868
  Accounting services                                                     29,879
  Directors' fees and expenses                                            28,997
  Amortization of organizational expenses (Note 1)                        27,446
  Reports to shareholders                                                 22,187
  Auditing and tax consulting fees                                        18,186
  Miscellaneous expenses                                                   6,532
  Insurance expenses                                                       4,738
  Legal fees                                                               3,919
                                                                     -----------
    Total operating expenses                                           2,075,850
                                                                     -----------
    Net investment income                                              1,224,714
                                                                     -----------

REALIZED AND UNREALIZED GAINS ON INVESTMENTS:
  Net realized gains on investments - unaffiliated issuers             3,272,947
  Net realized gains on foreign currency transactions                        226
  Net change in unrealized appreciation on investments                45,664,393
                                                                     -----------
    Net realized and unrealized gains on investments                  48,937,566
                                                                     -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $50,162,280
                                                                     ===========


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                               [GRAPHIC OMITTED]

                               THIRD AVENUE TRUST
                        THIRD AVENUE SMALL-CAP VALUE FUND
                       STATEMENT OF CHANGES IN NET ASSETS

                                                      FOR THE
                                                    SIX MONTHS        FOR THE
                                                       ENDED           YEAR
                                                      4/30/02          ENDED
                                                   (UNAUDITED)       10/31/01
                                                   ------------    ------------
OPERATIONS:
  Net investment income                            $  1,224,714    $  2,212,228
  Net realized gains on investments -
    unaffiliated issuers                              3,272,947       3,729,571
  Net realized gains (losses) on foreign
    currency transactions                                   226            (483)
  Net change in unrealized appreciation
    on investments                                   45,664,393       6,670,953
  Net change in unrealized appreciation
    (depreciation) on translation of other
    assets and liabilities denominated in
    foreign currency                                         --          (1,185)
                                                   ------------    ------------
  Net increase in net assets resulting
    from operations                                  50,162,280      12,611,084
                                                   ------------    ------------

DISTRIBUTIONS:
  Dividends to shareholders from net
    investment income                                (2,415,022)     (2,177,694)
  Distributions to shareholders from net
    realized gains on investments                    (3,585,740)     (7,077,506)
                                                   ------------    ------------
  Net decrease in net assets resulting
    from distributions                               (6,000,762)     (9,255,200)
                                                   ------------    ------------

CAPITAL SHARE TRANSACTIONS:
  Proceeds from sale of shares                      170,756,875     185,780,011
  Net asset value of shares issued in
    reinvestment of dividends and distributions       5,816,114       8,778,340
  Cost of shares redeemed                           (36,821,032)    (64,706,609)
                                                   ------------    ------------

  Net increase in net assets resulting
    from capital share transactions                 139,751,957     129,851,742
                                                   ------------    ------------

  Net increase in net assets                        183,913,475     133,207,626
  Net assets at beginning of period                 275,666,475     142,458,849
                                                   ------------    ------------

  Net assets at end of period
    (including undistributed net investment
    income of $669,982 and $1,860,290,
    respectively)                                  $459,579,950    $275,666,475
                                                   ============    ============


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                               [GRAPHIC OMITTED]

                               THIRD AVENUE TRUST
                        THIRD AVENUE SMALL-CAP VALUE FUND
                              FINANCIAL HIGHLIGHTS

SELECTED DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD) AND RATIOS ARE AS
FOLLOWS:

                                               FOR THE
                                             SIX MONTHS
                                                ENDED                               YEARS ENDED OCTOBER 31,
                                               4/30/02          ----------------------------------------------------------------
                                             (UNAUDITED)          2001          2000          1999          1998          1997*
                                               --------         --------      --------      --------      --------      --------
Net Asset Value, Beginning of Period           $  14.33         $  13.86      $  11.33      $  10.66      $  12.37      $  10.00
                                               --------         --------      --------      --------      --------      --------
Income (loss) from Investment Operations:
    Net investment income                          0.04             0.14          0.19          0.09          0.08          0.05
    Net gain (loss) on securities
     (both realized and unrealized)                2.20             1.23          2.44          0.67         (1.73)         2.32
                                               --------         --------      --------      --------      --------      --------
    Total from Investment Operations               2.24             1.37          2.63          0.76         (1.65)         2.37
                                               --------         --------      --------      --------      --------      --------

Less Distributions:
    Dividends from net investment income          (0.12)           (0.21)        (0.10)        (0.09)        (0.06)           --
    Distributions from realized gains             (0.17)           (0.69)           --            --            --            --
                                               --------         --------      --------      --------      --------      --------
    Total Distributions                           (0.29)           (0.90)        (0.10)        (0.09)        (0.06)           --
                                               --------         --------      --------      --------      --------      --------

Net Asset Value, End of Period                 $  16.28         $  14.33      $  13.86      $  11.33      $  10.66      $  12.37
                                               ========         ========      ========      ========      ========      ========

Total Return                                      15.79%(1)        10.54%        23.30%         7.12%       (13.36)%       23.70%(1)
Ratios/Supplemental Data:
    Net Assets, End of period (in thousands)   $459,580         $275,666      $142,459      $121,895      $139,557      $107,256
Ratio of Expenses to Average Net Assets            1.15%(2)         1.23%         1.30%         1.28%         1.28%         1.65%(2)
Ratio of Net Income to Average Net Asset s         0.68%(2)         1.16%         1.43%         0.72%         0.72%         1.44%(2)
Portfolio Turnover Rate                               6%(1)           18%           19%           10%            6%            7%(1)

(1) Not Annualized.
(2) Annualized.
*   The Fund commenced operations on April 1, 1997.


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                               [GRAPHIC OMITTED]

                       THIRD AVENUE REAL ESTATE VALUE FUND

Dear Fellow Shareholders:

At April 30, 2002, the end of the second fiscal quarter of 2002, the unaudited net asset value attributable to the 17,425,873 shares outstanding of the Third Avenue Real Estate Value Fund (the "Fund") was $17.17 per share. This compares with an unaudited net asset value of $16.09 per share at January 31, 2002, and an unaudited net asset value of $14.15 per share at April 30, 2001, adjusted for a subsequent distribution to shareholders. At May 28, 2002, the unaudited net asset value was $17.19 per share.

QUARTERLY ACTIVITY

During the second quarter of fiscal 2002, the Fund continued to receive substantial inflows of funds from new and existing investors. Outstanding shares increased from 11,085,757 at January 31, 2002 to 17,425,873 at April 30, 2002 -
a 57.2% increase. Since the end of the last fiscal year ended October 31, 2001, outstanding shares have increased 169%. The Fund established new positions in four collateralized mortgage obligation bonds, the senior bonds issues of three REITs and the common stocks of four companies, including three REITs and one specialty finance company. The Fund invested a majority of new cash by increasing its holdings in the common stocks of 14 companies. The Fund reduced its position in the senior notes of one company, and eliminated its position in the common stock of one company.

PRINCIPAL AMOUNT
OR
NUMBER OF SHARES          NEW POSITIONS ACQUIRED

$4,060,000                EOP Operating Limited Partnership 6.5% Senior Notes
                          due 1/15/04 ("EOP Senior Notes")

$2,730,000                Kimco Realty Corp. 6.5% Senior Notes due 10/1/03
                          ("Kimco Senior Notes")

$5,675,000                Rouse Company 8.5% Senior Notes due 1/15/03
                          ("Rouse Senior Notes")

$3,784,256                Federal National Mortgage Association REMIC Trust
                          1999-48 Class SB Inverse Floater
                          ("Fannie Mae Inverse Floaters")

$5,000,000                Federal National Mortgage Association REMIC Trust
                          2002-31 Class SB Inverse Floater
                          ("Fannie Mae Inverse Floaters")

$1,200,000                Federal Home Loan Mortgage Corporation REMIC Trust
                          2410 Class SK Inverse Floater
                          ("Freddie Mac Inverse Floaters")

                               [GRAPHIC OMITTED]


PRINCIPAL AMOUNT
OR
NUMBER OF SHARES          NEW POSITIONS ACQUIRED (CONTINUED)

$5,000,000                Government National Mortgage Association REMIC Trust
                          2002-21 Class SA Inverse Floater
                          ("Ginnie Mae Inverse Floaters")

31,000 shares             Atlantic Realty Trust, Inc. Common Stock
                          ("Atlantic Common")

39,600 shares             Capital Trust Class A Common Stock
                          ("Capital Trust Common")

30,400 shares             PS Business Parks, Inc. Common Stock
                          ("PS Business Common")

327,100 shares            ProLogis Trust Common Stock
                          ("ProLogis Common")

                          INCREASES IN EXISTING POSITIONS

81,600 shares             American Land Lease, Inc. Common Stock
                          ("American Land Common")

127,500 shares            Avatar Holdings, Inc. Common Stock
                          ("Avatar Common")

301,700 shares            Brookfield Properties Corp. Common Stock
                          ("Brookfield Common")

123,500 shares            Catellus Development Corp. Common Stock
                          ("Catellus Common")

154,100 shares            Consolidated-Tomoka Land Co. Common Stock
                          ("Consolidated Common")

418,300 shares            Forest City Enterprises, Inc. Class A Common Stock
                          ("Forest City Common")

261,200 shares            Kimco Realty Corp. Common Stock
                          ("Kimco Common")

424,200 shares            LNR Property Corp. Common Stock
                          ("LNR Common")

2,000 shares              Modtech Holdings, Inc. Common Stock
                          ("Modtech Common")

150,000 shares            Prime Group Realty Trust Common Stock
                          ("Prime Group Common")

                               [GRAPHIC OMITTED]


PRINCIPAL AMOUNT
OR
NUMBER OF SHARES          INCREASES IN EXISTING POSITIONS (CONTINUED)

157,755 shares            Tejon Ranch Co. Common Stock
                          ("Tejon Common")

167,800 shares            The St. Joe Company Common Stock
                          ("St. Joe Common")

15,300 shares             Trammell Crow Company Common Stock
                          ("Trammell Crow Common")

304,600 shares            Wellsford Real Properties, Inc. Common Stock
                          ("Wellsford Common")

                          REDUCTIONS IN EXISTING POSITIONS

$1,000,000                Amresco, Inc. 10% Senior Notes due 3/15/04
                          ("Amresco Senior Notes")

                          POSITION ELIMINATED

329,700 shares            Burnham Pacific Properties, Inc. Common Stock
                          ("Burnham Common")

DISCUSSION OF QUARTERLY ACTIVITY

INVERSE FLOATERS

Ginnie  Mae,  Fannie  Mae and  Freddie  Mac each  acquire  pools  of  individual residential mortgage loans and convert them into securities known as collateralized mortgage-backed securities or REMICs (real estate mortgage investment conduits), which they guarantee. REMICs issued by Ginnie Mae (a government owned corporation) are backed by the full faith and credit of the U.S. government. Fannie Mae and Freddie Mac, two shareholder-owned, congressionally chartered corporations, are the largest issuers of REMIC securities. Moody's and Standard & Poor's do not rate the individual REMICs issued by these two institutions, but the guarantees provided by Fannie Mae and Freddie Mac are recognized as AAA quality, the highest rating given any investment-grade security. Fannie Mae and Freddie Mac REMICs do not have the express backing of the U.S. government.

REMICs are typically structured into multiples classes, also called tranches, to meet investor needs. The tranches may carry different coupon rates, average lives, prepayment sensitivities and final maturities. Some of the more common tranches include: sequential pay, planned amortization, targeted amortization, support, interest only, principal only, floating-rate ("Floaters") and inverse-floating rate ("Inverse Floaters"). Each tranche is subject to certain levels of specific risks: prepayment risk, market risk and credit risk.

Prepayment risk is the risk that borrowers prepay their mortgages faster or more slowly than expected, thereby affecting the investment's average life and perhaps its yield. Some tranches are structured to mitigate prepayment risk by

                               [GRAPHIC OMITTED]


shifting it to support tranches. Some tranches (especially interest only, principal only, Floaters and Inverse Floaters) may be dramatically affected by prepayment patterns.

Market risk is the risk that the price of the security may fluctuate. The price of most bonds is a function of prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. Mortgage-backed securities are generally very sensitive to these factors.

Credit risk (or investment risk) in mortgage securities is the risk that the investor may not receive all or part of the principal invested because the issuer or credit enhancer of the security defaulted on its financial obligations. Such a default would result in a permanent (as opposed to temporary) impairment of value.

Floaters are structured so that the coupon rate adjusts periodically by adding a certain amount (spread) to a benchmark index (usually 30-day LIBOR). Inverse Floaters have coupon rates that periodically adjust in the opposite direction of the index. The coupon is typically derived by subtracting a calculated amount from a given lifetime cap [i.e., Coupon Life Cap - (Multiplier x Index)]. A low index will increase the coupon paid on Inverse Floaters while a high index could reduce the coupon paid to zero (for as long as the index remains above a pre-established level based on the formula). The yield on Inverse Floaters is sensitive to prepayment speeds and to the changes in the index. Changes in long-term mortgage rates generally affect prepayment speeds on mortgages. Prepayment speeds are generally faster during low interest rate periods, and slower when rates are higher. Changes in the index rate may not correlate with changes in long-term mortgage rates. The following table illustrates the effect of interest rates on the coupon, prepayment speed and the theoretical effect on the market price of Inverse Floaters.

--------------------------------------------------------------------------------
  INDEX                    LOW         LOW          HIGH             HIGH

  MORTGAGE RATE            LOW         HIGH         HIGH             LOW
--------------------------------------------------------------------------------
  Coupon                   High        High         Low              Low

  Prepayment Speed         Fast        Slow         Slow             Fast

  Bond Price               Near Par    Discount     Deep Discount    Discount
--------------------------------------------------------------------------------
The Fund purchased four Inverse Floaters (two Fannie Mae issues, one Ginnie Mae and one Freddie Mac) during the quarter with an aggregate principal balance of $14.98 million. At quarter-end, as a result of principal payments received, the aggregate principal balance was $13.95 million, representing approximately 4.75% of the Fund's net assets. The Fund paid an average of about 99% of face amount, and its current yield is over 16%. The 30-day LIBOR rate has been near historical lows (below 2%) since December 2001 and has averaged about 5% over the last five years (peaking in November 2000 at 6.82%). Long-term mortgage rates have also been near historical lows for the last three years, generating relatively fast prepayment speeds.

Our basic premise for buying Inverse Floaters is that we are willing to accept market risk and prepayment risk provided that we are subject to little or no credit risk. REMIC securities issued by Ginnie Mae are backed by the full faith and credit of the U.S. government, and Fannie Mae and Freddie Mac REMICs have an implied AAA rating. We are comfortable that credit risk is very minimal. I cannot predict what short-term or long-term interest rates are going to do,

                               [GRAPHIC OMITTED]


other than to make the general assumption that since they are near historic lows, they will eventually go back up. While I have no clue as to when or how high, I had to make certain assumptions in order to create "what-if" scenarios. In the base case, I assumed that short-term rates would remain stable (low) for six months to a year, then begin a gradual rise up to historical averages; and prepayment speeds would remain stable for six months to a year, then begin a gradual slowdown to normalized levels as mortgage rates gradually increase. In this scenario, we would expect a yield-to-maturity ("YTM") of 12% to 15% with an average life of 8 to 12 years. In the reasonable worst case, I assumed that rates increase rather dramatically in a relatively short period of time and prepayment speeds would slow dramatically. In this scenario, we would expect a YTM of 6% to 9% with an average life of 15 to 20 years. In the reasonable best case, I assumed that rates and prepayment speeds remained static for the next 12 to 24 months. In this scenario, we would expect a YTM of 18% or better with an average life of less than three years. The odds seem pretty good that the Fund will earn an above-average YTM with little or no risk of permanent impairment of value, given that Ginnie Mae, Fannie Mae or Freddie Mac guarantee the contractually assured payments on the Inverse Floaters.

Investing in Inverse Floaters does, however, entail substantial market risk. If rates do rise dramatically, the market price for Inverse Floaters would decrease (potentially 50% or more). If the Fund invested a substantial portion of its assets in Inverse Floaters (which it won't, since by the Fund's Prospectus Inverse Floaters cannot exceed 5% of net assets) or, if the Fund utilized leverage (which it doesn't) and would be subject to margin calls if the market price of its holdings declined, then taking such market risk would be unacceptable. As a buy-and-hold investor of credit instruments that are not subject to investment risk, we do not give much weight to market prices. Our downside is simply that we would hold the investment to its maturity and earn 6% to 9% on AAA-rated instruments.

It is interesting to note that nearly eight years ago, the Third Avenue Value Fund was investing in Inverse Floaters at a large discount to face value (about 50 cents on the dollar) at a time when interest rates were relatively high (see the Third Avenue Value Fund Annual Report for the fiscal year ended October 31,
1994). The price (market value) of Inverse Floaters today is at the opposite end of the spectrum compared to eight years ago. The investment thesis, however, is the same today as it was then--the willingness to accept market risk without investment risk, and the reasonable expectation of earning above-average yields.

INVESTMENT-GRADE SENIOR REIT NOTES

The Fund invested approximately $12.8 million (4.3% of net assets) in Kimco Senior Notes, Rouse Senior Notes and EOP Senior Notes. Kimco, Rouse and EOP (Equity Office Properties) are high-quality (investment-grade) issuers that should continue to have adequate access to capital in the future which will enable each to retire the senior notes upon maturity. The Fund's investments in these notes represent liquid, short-term positions that mature in less than two years with yields to maturity of 4% to 4.75% (a favorable spread over comparable Treasury securities).

COMMON STOCKS

The Fund established a meaningful position in ProLogis Common. ProLogis (a REIT) is the world's largest provider of distribution facilities and services, with over 200 million square feet and 1,700 distribution facilities owned or managed or under development in North America, Europe and Japan. Approximately 70% of the properties are owned directly by ProLogis and 30% are owed by unconsolidated real estate funds in which ProLogis has ownership interests

                               [GRAPHIC OMITTED]


ranging from 20% to 50%. ProLogis' real estate fund strategy is unique in the industry. Rather than owning 100% of every property, ProLogis develops and then contributes properties into funds. In essence, ProLogis acts as a merchant builder--developing and selling properties--but maintains an ongoing ownership interest and provides investment management services, which generate asset and property management fees. The funds are capitalized with contributions from institutional investors (e.g., pension funds) and from non-recourse mortgage financing. ProLogis is able to record a profit on the "sale" to the fund based upon the percentage ownership it does not retain (i.e., merchant building profits). The real estate fund business is becoming an increasingly large percentage of ProLogis' business, enabling the company to recycle its capital while continuing to build its high-quality asset portfolio. Additionally, recurring asset and management fees from the funds create a high-quality income stream similar to what we are used to seeing in money management firms. ProLogis appears to have a very good management team with the ability to create value through the development process and by providing services to industrial users. Furthermore, the company has a very strong balance sheet and trades at a discount to our estimate of net asset value.

The Fund also established initial positions in Atlantic Common, PS Business Common and Capital Trust Common. Atlantic Realty is a small REIT that owns one neighborhood shopping center in Staten Island, New York. The REIT is expected to liquidate upon resolution of an Internal Revenue Service tax audit, the outcome of which is still uncertain. Based on the value of the shopping center and the range of estimates for potential tax liability, there appears to be the potential for significant upside in the stock with limited downside. PS Business Parks is a REIT that specializes in the ownership and management of flex space (a combination of office and warehouse). The company utilizes a unique capital structure that incorporates primarily fixed capital (preferred and common stock) and almost no debt. The company's preferred stock issues are non-redeemable, but callable by the company any time following five years after issuance. This gives the company the advantage of having fixed long-term obligations (with no maturity) that it is able to call if more favorable financing becomes available. The Fund purchased PS Business Common at a discount to our estimate of net asset value. Capital Trust is an investment management and real estate finance company that makes high-yield commercial real estate loans. Typically, these loans provide the capital representing the level between 60% and 90% of property value. The company is transitioning from a balance sheet lender to managing investments on behalf of third parties. The company invests as a minority investor and serves as investment manager for a dedicated commercial real estate mezzanine investment fund with total equity commitments of $845 million. The Fund purchased Capital Trust Common at a slight discount to book value; however, if the company successfully establishes critical mass in its investment management business, the company's going-concern value should be determined based upon a multiple of assets under management or operating income, as opposed to asset liquidation values.

The Fund sold its position in Burnham Common because the liquidation of the company's assets is nearly complete and final cash distributions have been made. The remaining assets will be contributed to a liquidating trust and holders of Burnham Common will receive non-transferable certificates. The Fund's investment in Burnham Common resulted in an internal rate of return of approximately 12%.

                               [GRAPHIC OMITTED]


MACRO VS. MICRO

I am often asked if we analyze geographic regions or property sectors and make buy or sell decisions based on economic conditions. Generally, the answer to such questions is simple: We analyze companies first. We want to invest in good companies--namely, those with strong financial positions, talented and competent managements, and high quality assets in good locations. The geographic regions or property sectors in which the companies operate are certainly taken into consideration, but they do not dictate our decisions. We do, however, keep an eye on concentration. For example, we would not want to inadvertently end up with 80% of the Fund's assets invested in companies that own office buildings in New York City (despite my optimistic view of the sector). The following table illustrates the Fund's exposure to property sectors and geographic regions. The percentages are based upon the Fund's weighted average investment in the common stocks of real estate operating companies and REITs (based on book value of each company's assets).

  PROPERTY SECTOR              PERCENTAGE     GEOGRAPHIC REGION     PERCENTAGE
  ---------------------------------------     --------------------------------
  Office                            40.6%     Northeast                  40.1%
  Retail                            17.6%     West                       18.0%
  Industrial                        15.0%     Southeast                  15.8%
  Residential/Multifamily           11.1%     Midwest                    11.6%
  Mortgages/mortgage securities      9.5%     Canada                      7.4%
  Land                               3.7%     Southwest                   4.1%
  Lodging                            1.7%     South                       1.7%
  Other                              0.8%     Europe/Mexico/Asia          1.3%
  TOTAL                            100.0%     TOTAL                     100.0%

I look forward to writing to you again when we publish the Fund's quarterly report for the period ending July 31, 2002.

Sincerely,

/s/ Michael H. Winer

Michael H. Winer
Portfolio Manager,
Third Avenue Real Estate Value Fund

                               [GRAPHIC OMITTED]

                               THIRD AVENUE TRUST
                       THIRD AVENUE REAL ESTATE VALUE FUND
                            PORTFOLIO OF INVESTMENTS
                                AT APRIL 30, 2002
                                   (UNAUDITED)

                          PRINCIPAL                                                                         VALUE           % OF
                          AMOUNT ($)   ISSUES                                                              (NOTE 1)      NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE BONDS AND EQUIVALENTS - 0.16%
Assisted Living
Facilities                1,000,000    CareMatrix Corp. 6.25%, due 08/15/04 (a) (c) *                  $      110,000      0.04%
                                                                                                       --------------
Hotels & Motels           6,250,000    Lodgian, Inc. 7.00%, due 06/30/10 (a) (c) *                            375,000      0.12%
                                                                                                       --------------
                                       TOTAL CONVERTIBLE BONDS AND EQUIVALENTS
                                       (Cost $1,769,590)                                                      485,000
                                                                                                       --------------
------------------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS - 5.63%
Building Materials          600,000    USG Corp. 9.25%, due 09/15/01 (a) *                                    507,000
                            500,000    USG Corp. 8.50%, due 08/01/05 (a) *                                    422,500
                            725,000    USG Corp. (Oregon State Solid Waste Disposal Facilities)               474,875
                                       Revenue Bonds 6.40%, due 12/01/29 (a) *
                                                                                                       --------------
                                                                                                            1,404,375      0.47%
                                                                                                       --------------
Diversified Financial     2,000,000    Amresco, Inc. 10.00%, due 03/15/04 (a) *                               550,000
Services                  2,579,000    Imperial Credit Industries, Inc. 9.75%, due 01/15/04 (c)               644,750
                            852,000    Imperial Credit Industries, Inc. 12.00%, due 06/30/05 (c)              213,000
                                                                                                       --------------
                                                                                                            1,407,750      0.47%
                                                                                                       --------------
Lawn & Garden Retail      1,234,600    Frank's Nursery & Crafts, Inc. 10.25%, due 03/01/08 (a)               *163,585      0.06%
                                                                                                       --------------
Real Estate Investment    4,060,000    EOP Operating LP 6.50%, due 01/15/04                                 4,183,323
Trusts                    2,730,000    Kimco Realty Corp. 6.50%, due 10/01/03                               2,819,645
                          5,675,000    Rouse Co., Inc. 8.50%, due 01/15/03                                  5,833,264
                                                                                                       --------------
                                                                                                           12,836,232      4.29%
                                                                                                       --------------
Real Estate Operating     1,000,000    LNR Property Corp. 9.375%, due 03/15/08                              1,015,000      0.34%
Companies                                                                                              --------------
                                       TOTAL CORPORATE BONDS
                                       (Cost $18,011,233)                                                  16,826,942
                                                                                                       --------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                               [GRAPHIC OMITTED]

                               THIRD AVENUE TRUST
                       THIRD AVENUE REAL ESTATE VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                AT APRIL 30, 2002
                                   (UNAUDITED)

                          PRINCIPAL                                                                         VALUE           % OF
                          AMOUNT ($)   ISSUES                                                              (NOTE 1)      NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
MORTGAGE BACKED SECURITIES - 5.57%
DR Structured             2,215,000    DR Securitized Lease Pass-Through Certificates,                 $    1,308,234
Finance Corp.                          Series 1993 K-1, 7.43% Class A-2 Certificates due 08/15/18
                          1,951,000    DR Securitized Lease Pass-Through Certificates,                      1,152,309
                                       Series 1994 K-1, 8.55% Class A-3 Certificates due 08/15/19
                                                                                                       --------------
                                                                                                            2,460,543      0.82%
                                                                                                       --------------
Federal Home Loan         1,200,000    FHR 2410 SK 18.38% Inverse Floater, due 11/15/29                     1,128,304      0.38%
Mortgage Corp.                                                                                         --------------
Federal National          3,146,208    FNR 1999-48 SB 16.25% Inverse Floater, due 09/25/28                  3,255,494
Mortgage Association      5,000,000    FNR 2002-31 SB 17.22% Inverse Floater, due 05/25/32                  5,195,734
                                                                                                       --------------
                                                                                                            8,451,228      2.83%
                                                                                                       --------------
Government National       4,603,221    GNMA 2002-21 SA 14.74% Inverse Floater, due 07/16/31                 4,620,367      1.54%
Mortgage Association                                                                                   --------------

                                       TOTAL MORTGAGE BACKED SECURITIES
                                       (Cost $15,796,532)                                                  16,660,442
                             SHARES                                                                    --------------
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS AND WARRANTS - 71.05%
Diversified Financial
Services                     40,806    Imperial Credit Industries, Inc. Warrants (a)                                0
                             39,600    Capital Trust Class A (a)                                              194,832
                                                                                                       --------------
                                                                                                              194,832      0.06%
                                                                                                       --------------
Manufactured Housing         60,000    Coachmen Industries, Inc. (b)                                        1,110,000
                            254,900    Modtech Holdings, Inc. (a)                                           3,138,049
                                                                                                       --------------
                                                                                                            4,248,049      1.42%
                                                                                                       --------------
Natural Resources            22,700    Deltic Timber Corp.                                                    760,450
                              4,000    TimberWest Forest Corp. (Canada)                                        33,153
                                                                                                       --------------
                                                                                                              793,603      0.26%
                                                                                                       --------------
Real Estate Investment      249,298    American Land Lease, Inc.                                            3,515,102
Trusts                       75,500    Anthracite Capital, Inc.                                               866,740
                             31,000    Atlantic Realty Trust, Inc.                                            264,275


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                               [GRAPHIC OMITTED]

                               THIRD AVENUE TRUST
                       THIRD AVENUE REAL ESTATE VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                AT APRIL 30, 2002
                                   (UNAUDITED)

                                                                                                            VALUE           % OF
                            SHARES     ISSUES                                                              (NOTE 1)      NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS AND WARRANTS (CONTINUED)
Real Estate Investment      125,500    Golf Trust of America, Inc.                                     $      583,575
Trusts (continued)          361,200    Kimco Realty Corp.                                                  11,594,520
                            122,500    Koger Equity, Inc.                                                   2,244,200
                            360,800    Prime Group Realty Trust (a)                                         3,012,680
                            327,100    ProLogis Trust (b)                                                   7,261,620
                             30,400    PS Business Parks, Inc.                                              1,092,880
                            100,000    RAIT Investment Trust                                                2,067,000
                            164,300    Vornado Realty Trust                                                 7,245,630
                                                                                                       --------------
                                                                                                           39,748,222      13.29%
                                                                                                       --------------
Real Estate Management      142,000    Jones Lang LaSalle, Inc. (a)                                         3,175,120
                            513,700    Trammell Crow Co. (a)                                                7,150,704
                             50,000    Trammell Crow Co. (a) (c)                                              661,200
                                                                                                       --------------
                                                                                                           10,987,024      3.67%
                                                                                                       --------------
Real Estate Operating       345,900    Avatar Holdings, Inc. (a)                                            9,339,300
Companies                   995,800    Brookfield Properties Corp.                                         19,816,420
                            811,600    Catellus Development Corp. (a)                                      16,556,640
                            337,500    Consolidated-Tomoka Land Co. (d)                                     7,256,250
                            737,200    Forest City Enterprises, Inc. Class A                               28,345,340
                            689,200    LNR Property Corp.                                                  25,224,720
                            245,500    Security Capital Group, Inc. Class B (a)                             6,316,715
                            287,180    Tejon Ranch Co. (a)                                                  9,476,940
                            443,900    The St. Joe Co.                                                     13,649,925
                            100,000    The St. Joe Co. (a) (c)                                              2,921,250
                            722,050    Wellsford Real Properties, Inc. (a) (b) (d)                         16,217,243
                                                                                                       --------------
                                                                                                          155,120,743      51.86%
                                                                                                       --------------
Title Insurance              66,000    First American Corp.                                                 1,458,600      0.49%
                                                                                                       --------------
                                       TOTAL COMMON STOCKS AND WARRANTS
                                       (Cost $181,400,142)                                                212,551,073
                                                                                                       --------------


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                               [GRAPHIC OMITTED]

                               THIRD AVENUE TRUST
                       THIRD AVENUE REAL ESTATE VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                AT APRIL 30, 2002
                                   (UNAUDITED)

                                                                                                            VALUE           % OF
                            SHARES     ISSUES                                                              (NOTE 1)      NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCK - 0.50%
Real Estate Investment       73,332    Anthracite Capital, Inc. 10% Series B                           $    1,484,973      0.50%
Trusts                                                                                                 --------------
                                       TOTAL PREFERRED STOCK
                                       (Cost $1,411,641)                                                    1,484,973
                                                                                                       --------------
                     PRINCIPAL
                     AMOUNT ($)
------------------------------------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS - 9.96%

U.S. Treasury Bills      10,000,000    U.S. Treasury Bill 1.71%+, due 07/18/02                              9,962,520
                         10,000,000    U.S. Treasury Bill 1.87%+, due 10/17/02                              9,914,090
                         10,000,000    U.S. Treasury Bill 1.87%+, due 10/24/02                              9,909,560
                                                                                                       --------------
                                                                                                           29,786,170      9.96%
                                                                                                       --------------
                                       TOTAL SHORT TERM INVESTMENTS
                                       (Cost $29,788,592)                                                  29,786,170
                                                                                                       --------------
                                       TOTAL INVESTMENT PORTFOLIO - 92.87%
                                       (Cost $248,177,730)                                                277,794,600
                                                                                                       --------------
                                       CASH & OTHER ASSETS LESS
                                       LIABILITIES - 7.13%                                                 21,342,701
                                                                                                       --------------

                                       NET ASSETS - 100.00%                                            $  299,137,301
                                       (Applicable to 17,425,873                                       ==============
                                       shares outstanding)

 Notes:

(a)  Non-income producing securities.

(b)  Securities in whole or in part on loan.

(c)  Restriced / fair valued securities.

(d) Affiliated issuers - as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of those issuers).

*    Issuer in default.

+    Annualized yield at date of purchase.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                               [GRAPHIC OMITTED]

                               THIRD AVENUE TRUST
                       THIRD AVENUE REAL ESTATE VALUE FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 2002
                                   (UNAUDITED)

ASSETS:
Investments at value (Notes 1 and 4):
  Unaffiliated issuers (identified cost of $228,571,149)            $254,321,107
  Affiliated issuers (identified cost of $19,606,581)                 23,473,493
                                                                    ------------
    Total investments (identified cost of $248,177,730)              277,794,600
Cash                                                                  16,454,680
Receivable for fund securities sold                                    2,597,844
Receivable for fund shares sold                                        2,738,601
Dividends and interest receivable                                        758,704
Collateral on loaned securities (Note 1)                               4,133,288
Other assets                                                               6,794
                                                                    ------------
    Total assets                                                     304,484,511
                                                                    ------------
LIABILITIES:
Payable for fund shares redeemed                                         260,992
Payable for securities purchased                                         632,939
Payable to investment adviser                                            252,141
Accounts payable and accrued expenses                                     58,769
Payable for service fees (Note 3)                                          9,081
Collateral on loaned securities (Note 1)                               4,133,288
Commitments (Note 6)                                                          --
                                                                    ------------
    Total liabilities                                                  5,347,210
                                                                    ------------

    Net assets                                                      $299,137,301
                                                                    ============
SUMMARY OF NET ASSETS:
Common stock, unlimited shares authorized, $0.001 par value,
  17,425,873 shares outstanding                                     $268,447,283
Accumulated undistributed net investment income                          819,660
Accumulated undistributed net realized gains from
  investment transactions                                                253,488
Net unrealized appreciation of investments                            29,616,870
                                                                    ------------
    Net assets applicable to capital shares outstanding             $299,137,301
                                                                    ============
Net asset value, offering and redemption price per share                  $17.17
                                                                          ======


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                               [GRAPHIC OMITTED]

                               THIRD AVENUE TRUST
                       THIRD AVENUE REAL ESTATE VALUE FUND
                             STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED APRIL 30, 2002
                                   (UNAUDITED)

INVESTMENT INCOME:
  Interest-unaffiliated issuers                                      $ 1,181,855
  Dividends-unaffiliated issuers
    (net of foreign withholding tax of $17,271)                        1,105,437
  Dividends-affiliated issuers                                            17,050
  Other income                                                             2,836
                                                                     -----------
  Total investment income                                              2,307,178
                                                                     -----------
EXPENSES:
  Investment advisory fees (Note 3)                                      816,437
  Administration fees (Note 3)                                            83,959
  Service fees (Note 3)                                                   42,451
  Directors' fees and expenses                                            28,668
  Transfer agent fees                                                     27,726
  Registration and filing fees                                            26,986
  Accounting services                                                     23,895
  Custodian fees                                                          21,445
  Auditing and tax consulting fees                                        15,106
  Reports to shareholders                                                 11,806
  Miscellaneous expenses                                                   3,208
  Legal fees                                                               2,130
  Insurance expenses                                                         672
                                                                     -----------
    Total operating expenses                                           1,104,489
                                                                     -----------
  Recovery of reimbursed expenses (Note 3)                               256,239
                                                                     -----------
    Net expenses                                                       1,360,728
                                                                     -----------
    Net investment income                                                946,450
                                                                     -----------
REALIZED AND UNREALIZED GAINS ON INVESTMENTS:
  Net realized gains on investments                                      195,446
  Net change in unrealized appreciation on investments                26,641,068
                                                                     -----------
  Net realized and unrealized gains on investments                    26,836,514
                                                                     -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $27,782,964
                                                                     ===========


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                               [GRAPHIC OMITTED]

                               THIRD AVENUE TRUST
                       THIRD AVENUE REAL ESTATE VALUE FUND
                       STATEMENT OF CHANGES IN NET ASSETS

                                                       FOR THE
                                                     SIX MONTHS       FOR THE
                                                        ENDED          YEAR
                                                       4/30/02         ENDED
                                                     (UNAUDITED)     10/31/01
                                                    ------------    -----------
OPERATIONS:
  Net investment income                             $    946,450    $ 1,373,499
  Net realized gains on investments                      195,446      1,677,547
  Net change in unrealized appreciation
    on investments                                    26,641,068        246,292
                                                    ------------    -----------
  Net increase in net assets resulting
    from operations                                   27,782,964      3,297,338
                                                    ------------    -----------

DISTRIBUTIONS:
  Dividends to shareholders from net
    investment income                                 (1,529,454)      (517,638)
  Distributions to shareholders from net
    realized gains on investments                     (1,610,560)      (561,571)
                                                    ------------    -----------
  Net decrease in net assets resulting
    from distributions                                (3,140,014)    (1,079,209)
                                                    ------------    -----------

CAPITAL SHARE TRANSACTIONS:
  Proceeds from sale of shares                       189,508,270     83,815,312
  Net asset value of shares issued in
    reinvestment of dividends and distributions        2,987,146      1,035,492
  Cost of shares redeemed                            (15,237,252)   (13,797,702)
                                                    ------------    -----------
  Net increase in net assets resulting from
    capital share transactions                       177,258,164     71,053,102
                                                    ------------    -----------
  Net increase in net assets                         201,901,114     73,271,231
  Net assets at beginning of period                   97,236,187     23,964,956
                                                    ------------    -----------
  Net assets at end of period
    (including undistributed net investment
    income of $819,660 and $1,402,664,
    respectively)                                   $299,137,301    $97,236,187
                                                    ============    ===========


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                               [GRAPHIC OMITTED]

                               THIRD AVENUE TRUST
                       THIRD AVENUE REAL ESTATE VALUE FUND
                              FINANCIAL HIGHLIGHTS


SELECTED DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD) AND RATIOS ARE AS
FOLLOWS:

                                                     FOR THE
                                                    SIX MONTHS
                                                       ENDED                        YEARS ENDED OCTOBER 31,
                                                     04/30/02          ------------------------------------------------
                                                    (UNAUDITED)         2001          2000          1999          1998*
                                                       ------          ------        ------        ------        ------
Net Asset Value, Beginning of Period                  $15.04           $13.64        $11.09        $10.28        $10.00
                                                      ------           ------        ------        ------        ------
Income from Investment Operations:
Net investment income                                   0.02             0.18          0.36          0.20          0.02
Net gain on securities (both realized
and unrealized)                                         2.50             1.78          2.50          0.71          0.26
                                                      ------           ------        ------        ------        ------
Total from Investment Operations                        2.52             1.96          2.86          0.91          0.28
                                                      ------           ------        ------        ------        ------
Less Distributions:
Dividends from net investment income                   (0.19)           (0.27)        (0.25)        (0.10)         0.00
Distributions from realized gains                      (0.20)           (0.29)        (0.06)         0.00          0.00
                                                      ------           ------        ------        ------        ------
Total Distributions                                    (0.39)           (0.56)        (0.31)        (0.10)         0.00
                                                      ------           ------        ------        ------        ------
Net Asset Value, End of Period                        $17.17           $15.04        $13.64        $11.09        $10.28
                                                      ======           ======        ======        ======        ======
Total Return                                           16.98%(1)        14.91%        26.51%         8.86%         2.80%(1)
Ratios/Supplemental Data:
Net Assets, End of period (in thousands)            $299,137         $ 97,236      $ 23,965      $  8,312      $    713
Ratio of Expenses to Average Net Assets
Before expense reimbursement                            1.22%(2)         1.66%         2.58%         5.38%        81.89%(2)
After expense reimbursement                             1.50%(2)         1.50%         1.50%         1.87%         1.90%(2)
Ratio of Net Income (Loss) to Average Net Assets
Before expense reimbursement                            1.33%(2)         2.64%         2.81%        (0.31%)      (77.33%)(2)
After expense reimbursement                             1.04%(2)         2.79%         3.89%         3.20%         2.66%(2)
Portfolio Turnover Rate                                    4%(1)           20%           23%            5%            0%(1)

(1) Not Annualized.
(2) Annualized.
 *  The Fund commenced investment operations on September 17, 1998.


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                               [GRAPHIC OMITTED]

                      THIRD AVENUE INTERNATIONAL VALUE FUND



Dear Fellow Shareholders:

At April 30, 2002, the unaudited net asset value attributable to the 1,089,122 shares outstanding of the Third Avenue International Value Fund (the "Fund") was $10.23 per share, compared with the Fund's unaudited net asset value at January 31, 2002 of $9.99 per share. At May 28, 2002, the unaudited net asset value was $10.60 per share.

QUARTERLY ACTIVITY:

In its first complete quarter of operations, the Fund established new positions in the common stocks of 15 companies, and added to positions in the common stocks of three companies.

NUMBER OF SHARES     NEW POSITIONS ACQUIRED

30,000 shares        Agrium, Inc. Common Stock ("Agrium Common")

453,000 shares       Boardroom Ltd. Common Stock ("Boardroom Common")

500,000 shares       BRIT Insurance Holdings Holdings PLC Common Stock
                     ("BRIT Common")

18,000 shares        Fomento de Construcciones y Contratas, S.A. Common Stock
                     ("Fomento Common")

17,000 shares        Fording, Inc. Common Stock ("Fording Common")

162,300 shares       GEAC Computer Corporation, Ltd. Common Stock
                     ("GEAC Common")

2,600,000 shares     Hotung Investment Holdings, Ltd. Common Stock
                     ("Hotung Common")

40,000 shares        Hutchison Whampoa Ltd. Common Stock ("Hutchison Common")

108,000 shares       Ichiyoshi Securities Co., Ltd. Common Stock
                     ("Ichiyoshi Common")

43,000 shares        Makita Corp. Common Stock ("Makita Common")

542,000 shares       Noble Group Ltd. Common Stock ("Noble Common")

1,223,400 shares     Rubicon Ltd. Common Stock ("Rubicon Common")

175,000 shares       Telecom Corp. of New Zealand Ltd. Common Stock
                     ("Telecom Common")

210,000 shares       Tranz Rail Holdings Ltd. Common Stock ("Tranz Rail Common")

15,000 shares        Westshore Terminals Income Fund Units ("Westshore Units")

NUMBER OF SHARES     INCREASES IN EXISTING POSITIONS

600 shares           E-L Financial Corp. Ltd. Common Stock ("E-L Common")

60,000 shares        JZ Equity Partners PLC Common Stock ("JZE Common")

98 shares            Pargesa Holding AG Common Stock ("Pargesa Common")

                               [GRAPHIC OMITTED]


REVIEW OF QUARTERLY ACTIVITY

The principal product of Agrium Inc., a Canadian company, is nitrogen-based fertilizer for use in agriculture. Two factors have led to a glut of nitrogen fertilizers, and as a result, the opportunity to purchase Agrium Common at an attractive valuation:

      o Lower demand, stemming from a poor planting season particularly for corn, the single most intensive user of nitrogen fertilizers, was exacerbated by higher than usual customer inventories.

      o Increased production of nitrogen fertilizers because of the expectation of improved margins for urea and ammonia stemming from the currently low price of natural gas, the principal input in the production process.

We believe that the above factors are transitory in nature and their impact will diminish over time. At the present time, roughly 30% of the North American capacity is non-operational due to poor pricing for the nitrogenous fertilizers. In addition, unlike most producers, Agrium hedges a significant portion of its natural gas costs either via financial hedges or through contractually determined prices for its natural gas; this will limit the adverse impact of rising input prices upon the company.

Singapore-based Boardroom Ltd. ("Boardroom") provides corporate secretarial services, share-registration services and accounting (NOT auditing) services to private and public companies. The company's financial results in recent periods have been affected by the poor environment for the listing of new companies, as well as a reduction in its "installed base" of existing listed and unlisted clients due to mergers, failures, etc., allowing us to purchase Boardroom Common at an attractive valuation based upon its earnings power. Going forward, there are a number of factors that might add to its recurrent revenue stream which include: the move to quarterly reporting in Singapore, and the potential for increased referrals stemming from the purchase of Arthur Andersen's Singapore operations by Ernst & Young (currently the principal source of referrals).

BRIT Insurance Holdings PLC ("BRIT") is a London-listed insurance company with operations at Lloyd's of London ("Lloyd's"), a separate non-Lloyd's catastrophe reinsurance and financial guaranty insurance operation, and an investment management operation. The lines of business written by companies operating in the Lloyd's market were particularly exposed to losses during 2001 (INTER ALIA the events of September 11, the destruction of roughly half of Sri Lanka's national airline, the sizable Director and Officer's claims settlements, etc.). But in distinction to the enormous amount of capital raised for companies in Bermuda, the small amount raised by the Lloyd's companies in relation to the magnitude of the losses incurred suggests a somewhat better pricing environment might be at hand for continuing participants, particularly in the lines of business where Lloyd's has a dominant position.

Following a successful equity issuance in the fourth quarter of 2001, BRIT has one of the largest balance sheets among the stand-alone Lloyd's companies and has capital in excess of that which is needed to support its current underwriting volume. This relatively unencumbered balance sheet could be used to expand underwriting, make acquisitions or repurchase shares. BRIT Common was bought below net tangible book value, giving no value to its rapidly growing investment management business or the underwriting expertise embedded in its various insurance operations.

                               [GRAPHIC OMITTED]


Fomento de Construcciones y Contratas, S.A. is a Spanish company engaged in construction-related activities (including ownership of cement plants) as well as other services such as waste management, water distribution and other urban services (e.g., street cleaning). Other businesses include property ownership and homebuilding. The attractions of Fomento Common include a strong balance sheet, cash-generative businesses, and an attractive valuation at a discount to its net asset value ("NAV") coupled with a separability of the disparate assets and operations--which could facilitate resource conversion, were that to occur.

Fording Common is the result of the spin off from Canadian Pacific Ltd. during 2001, comprising the latter's coal-mining operations. These operations are located in Western Canada and include 20+ years of reserves of metallurgical coal. Fording is an efficient operator and has generated excess cash flow even during the trough coal pricing years of 1998-99. Fording is relatively debt free and has been repurchasing shares during recent periods. Fording Common was purchased at less than 6x the company's trailing pretax operating earnings.

GEAC Computer Corp Ltd. ("GEAC") provides software services both to specific industries as well as for cross-industry administrative applications (e.g., human resources). The company derives a sizable portion of its revenue stream from maintenance contracts for an existing client base, with growth coming from periodic add-on acquisitions of complementary businesses. The decline in its stock price stemming from its failure to meet analysts' earnings estimates, allowed us to purchase these shares at what we consider an unusually low valuation (3-4x a conservative estimate of operating earnings). The risk that attaches to this investment relates to the execution of the strategy, e.g., the possibility that management might make an unusually large, possibly unsuccessful acquisition, compromising an otherwise good balance sheet.

Hotung Investment Limited ("Hotung") is a Singapore-listed, Taiwan-based venture capital company providing capital primarily to technology-related businesses. Hotung's debt-free balance sheet comprises cash, listed securities, unlisted holdings, a 61% ownership in a Taiwanese brokerage firm and a 41% ownership in an investment management operation specializing in venture capital investments. Hotung Common was purchased for less than the cash and the value of the securities held, attributing no value to the ownership of the asset management and brokerage operations.

Hutchison Whampoa Ltd. ("Hutchison") is a Hong Kong-based company with investments/operations worldwide, significant among which are: container port operations in a number of countries; telecommunications investments both public and non-public including significant investments in third generation ("3G") wireless telecom; real estate (office, residential, hotels) in Hong Kong, the People's Republic of China ("PRC") and the UK; infrastructure (e.g., power plants in Australia, toll highways in the PRC); and energy (a controlling interest in Husky Energy of Canada). The company has a strong balance sheet and has used it during the downturn to purchase assets being disposed of by peers with poorer balance sheets. Concerns over spending requirements for the 3G networks in Europe depressed the stock price, presenting an attractive purchase opportunity at valuations which imputed a zero valuation to the telecommunications assets--some of which represent rapidly growing, profitable cellular operations in countries such as India.

Ichiyoshi Securities Co. ("Ichiyoshi") is a Japanese securities brokerage firm, serving a retail client base primarily in the Osaka region, with its focus being on smaller and mid-capitalization companies usually listed on the Tokyo Stock Exchange-2nd Section and the over the counter market. The Company is well capitalized with a capital adequacy ratio

                               [GRAPHIC OMITTED]


roughly 4.8x the regulatory minimum (compared to the roughly 2x for the better capitalized companies among the majors). The initial purchase of these shares was made at less than 60% of book value. The difficult environment in the Japanese retail brokerage business is leading to the exit of some foreign majors from this segment, with Merrill Lynch, Morgan Stanley, Charles Schwab and Societe Generale being among the higher profile ones to recently do so. We believe that the benefits stemming from their departure will accrue to the brokers who continue in the business, longer-term.

Makita Corporation ("Makita") is a Japan-based, global manufacturer of hand tools catering primarily to the professional user segment. Long regarded as an innovator in its business, Makita is a market leader in most of the markets where it operates: #1 in Japan, #1 in Asia (ex-Japan), #2 in the USA, and #3 in Europe. The Company is well capitalized with 78.6 billion yen of cash and marketable securities, and 30 billion yen of debt, and has used its excess capital to repurchase its own shares. The shares were purchased at approximately 80% of working capital, or 63% of book value. Equivalently, they were purchased at less than 5x estimated fiscal year 2002 (ended March) operating earnings, which are very likely to be depressed reflecting the economic downturns underway in most of the markets they serve.

Noble Group ("Noble") is a Hong Kong-based, Singapore-listed company that has its origins as an intermediary in the supply of various inputs used by Chinese steel mills, and in brokering the sale of their output. Since the Asian crisis, Noble has gradually expanded its geographical reach and the commodities it intermediates, largely by the acquisition of the operations of distressed competitors usually for nominal considerations. The range of products it currently intermediates include non-ferrous metals, refined petroleum products, grains, cocoa and sugar. Separately, the significant expertise that it has accumulated in running these businesses, e.g., in fleet management, ship chartering, trade finance, etc., is provided to its clients on a fee-basis. The Company has a strong balance sheet with cash (net of debt) constituting about 31% of its current market capitalization. The Fund's purchase price was less than 6x 2001 earnings.

Rubicon Common was the result of a distribution following the purchase of New Zealand's Fletcher Challenge Energy by Shell. The principal assets on Rubicon Limited's ("Rubicon") debt-free balance sheet are cash and an approximately 18% holding in Fletcher Challenge Forests Limited (a company with significant holdings of New Zealand plantation forests), in addition to smaller stakes in a public company and some private companies. The purchase was made at a significant discount to the Company's NAV. Given the absence of a controlling shareholder at Rubicon or Fletcher Challenge Forests Limited, we believe that any transaction involving the change of control of the latter would be likely to involve the former, further increasing its investment attractiveness.

Telecom Corp. of New Zealand ("Telecom") is the incumbent telecom company in New Zealand offering fixed line and wireless telecommunications service in New Zealand, as well as related services (e.g., it is the dominant internet service provider, sole directory publisher, etc.). Telecom also has interests in local content providers as well as an ownership interest in the single fiber optic cable linking Australia and New Zealand directly to the U.S. In addition, it provides fixed line and wireless service packages to both business and residential customers in Australia. The scarcity of financing has led to the retrenchment or exit of some of the newer entrants in some of its operating segments, with duopolies beginning to emerge in both the fixed line and wireless businesses in New Zealand, the two larger components of the company. This should, over time, lead to a sustained improvement in operating results, and a progressively improving balance sheet, everything else being equal. The stock was purchased at a discount to the sum of the value of the individual businesses.

                               [GRAPHIC OMITTED]


Tranz Rail Holdings, Ltd. ("Tranz Rail") operates New Zealand's only nationwide freight railroad, and is in the process of disposing of the operations which do not meet its rate of return on invested capital criteria, such as passenger railroads and metropolitan transit systems. The latter, for example, while low return assets to Tranz Rail, represent an essential part of the urban infrastructure in the areas they serve. As a result, they have attracted bids from city councils at valuations greatly exceeding Tranz Rail's carrying value but far below what their replacement would have cost the cities, were Tranz Rail to close down the operations. The proceeds from these disposals, while realizing the latent value on the balance sheet, are also being used to pay down the company's debt, resulting in a much-improved balance sheet. In addition, changes to Tranz Rail's operating practices (e.g., an increased use of outsourcing) will result in reduced capital demands from the operations in the future. The sale of the controlling shareholder's stake presented us with an opportunity to purchase the stock at an attractive valuation.

The business of Westshore Coal Terminals Income Fund ("Westshore") is the management of a coal shipment terminal in British Columbia (BC), Canada. The location of the terminal in relation to the coal mines, combined with a lack of incremental capacity at a competing terminal at the port in Vancouver, makes it substantially the sole outlet for any increase in coal exports from Southern BC. In addition, falling coal output in Northern BC is likely to lead to the closure of a terminal in that region and could increase the likelihood of additional shipments from producers in Southern BC, who would be dependant upon Westshore's services. The attractions of this investment include the debt-free balance sheet, a modest valuation and an attractive dividend paid from the company's surplus cash flow reflecting the operations' relatively low capital reinvestment requirements.

GEOGRAPHICAL DISTRIBUTION OF INVESTMENTS

At the end of April 2002, the geographical distribution of securities held by the Fund was as follows:

                                                        %
                                                      -----
                       Canada                         12.10
                       Japan                           9.42
                       New Zealand                     9.36
                       Singapore                       7.69
                       United Kingdom                  7.59
                       Spain                           4.08
                       Hong Kong                       3.15
                       Switzerland                     2.88
                                                      -----
                       Securities-total               56.27
                       Cash & Other                   43.73
                                                     ------
                       Total                         100.00
                                                     ------

                               [GRAPHIC OMITTED]


Note that the table above should be viewed as an after-the-fact listing of where our investments reside. As we noted in our previous shareholder letter, there is no attempt to allocate the portfolio assets between countries (or sectors) based upon an overarching macroeconomic view or index-related considerations.

I look forward to writing to you again when we publish our next quarterly report for the period ended July 31, 2002.

Sincerely,


/s/ Amit Wadhwaney

Amit Wadhwaney
Portfolio Manager,
Third Avenue International Value Fund

                               [GRAPHIC OMITTED]

                               THIRD AVENUE TRUST
                      THIRD AVENUE INTERNATIONAL VALUE FUND
                            PORTFOLIO OF INVESTMENTS
                                AT APRIL 30, 2002
                                   (UNAUDITED)

                                                                                                            VALUE           % OF
                            SHARES     ISSUES                                                              (NOTE 1)      NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - 56.27%

Agriculture                  30,000    Agrium, Inc. (Canada)                                           $      292,500      2.63%
                                                                                                       --------------
Building & Construction      43,000    Makita Corp. (Japan)                                                   282,648
Products                     18,000    Fomento de Construcciones y Contratas S.A. (Spain)                     454,140
                                                                                                       --------------
                                                                                                              736,788      6.62%
                                                                                                       --------------
Business Development        160,000    JZ Equity Partners PLC (United Kingdom)                                367,823      3.30%
& Investment Companies                                                                                 --------------

Corporate Services          453,000    Boardroom Ltd. (Singapore)                                             108,768      0.98%
                                                                                                       --------------
Diversified Operations       40,000    Hutchison Whampoa Ltd. (Hong Kong)                                     351,321      3.15%
                                                                                                       --------------
Energy/Coal                  17,000    Fording, Inc. (Canada)                                                 326,230
                             15,000    Westshore TerminalsIncome Fund (Canada) (a)                             56,381
                                                                                                       --------------
                                                                                                              382,611      3.44%
                                                                                                       --------------
Forest Products & Paper   1,223,400    Rubicon, Ltd. (New Zealand) (a)                                        312,052      2.80%
                                                                                                       --------------
Insurance                        45    Millea Holdings, Inc. (Japan) (a)                                      350,467      3.15%
                                                                                                       --------------
Insurance - Multi Line        1,300    E-L Financial Corp., Ltd. (Canada)                                     233,137      2.09%
                                                                                                       --------------
Investment Companies            150    Pargesa Holding AG (Switzerland)                                       321,089      2.88%
                                                                                                       --------------
Property - Casualty         500,000    BRIT Insurance Holdings PLC (United Kingdom)                           477,266      4.28%
Insurance                                                                                              --------------

Securities Brokerage      2,600,000    Hotung Investment Holdings, Ltd. (Singapore)                           403,000
                            108,000    Ichiyoshi Securities Co., Ltd. (Japan)                                 416,355
                                                                                                       --------------
                                                                                                              819,355      7.36%
                                                                                                       --------------
Software                    162,300    GEAC Computer Corp., Ltd. (Canada) (a)                                 439,437      3.95%
                                                                                                       --------------
Telecommunications          175,000    Telecom Corp. of New Zealand Ltd. (New Zealand)                        377,459      3.39%
                                                                                                       --------------
Transportation              542,000    Noble Group Ltd. (Singapore) (a)                                       344,041
                            210,000    Tranz Rail Holdings Ltd. (New Zealand) (a)                             352,399
                                                                                                       --------------
                                                                                                              696,440      6.25%
                                                                                                       --------------
                                       TOTAL COMMON STOCKS
                                       (Cost $6,099,867)                                                    6,266,513
                                                                                                       --------------



    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                               [GRAPHIC OMITTED]

                               THIRD AVENUE TRUST
                      THIRD AVENUE INTERNATIONAL VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                AT APRIL 30, 2002
                                   (UNAUDITED)

                           NOTIONAL                                                                         VALUE           % OF
                          AMOUNT ($)   ISSUES                                                              (NOTE 1)      NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
OTHER INVESTMENTS - 0.11%

Put Options                  10,000    Japanese Yen Put Option, expires 04/24/03                       $       12,600      0.11%
                                                                                                       --------------
                                       TOTAL OTHER INVESTMENTS
                                       (Cost $15,200)                                                          12,600
                                                                                                       --------------
                         PRINCIPAL
                         AMOUNT ($)
---------------------------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS - 40.25%
U.S. Treasury Bills       1,000,000    U.S. Treasury Bill 1.69%+, due 05/16/02                                999,361
                          1,000,000    U.S. Treasury Bill 1.73%+, due 07/18/02                                996,252
                          2,000,000    U.S. Treasury Bill 1.83%+, due 08/01/02                              1,991,106
                            500,000    U.S. Treasury Bill 1.88%+, due 10/24/02                                495,478
                                                                                                       --------------
                                                                                                            4,482,197      40.25%
                                                                                                       --------------
                                       TOTAL SHORT TERM INVESTMENTS
                                       (Cost $4,482,277)                                                    4,482,197
                                                                                                       --------------
                                       TOTAL INVESTMENT PORTFOLIO - 96.63%
                                       (Cost $10,597,344)                                                  10,761,310
                                                                                                       --------------
                                       CASH & OTHER ASSETS LESS
                                       LIABILITIES - 3.37%                                                    375,803
                                                                                                       --------------
                                       NET ASSETS - 100.00%                                            $   11,137,113
                                       (Applicable to 1,089,122                                        --------------
                                       shares outstanding)

Notes:

  (a)    non-income producing security.

   +     Annualized yield at date of purchase.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                               [GRAPHIC OMITTED]

                               THIRD AVENUE TRUST
                      THIRD AVENUE INTERNATIONAL VALUE FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 2002
                                   (UNAUDITED)

ASSETS:
Investments at value (Notes 1 and 4):
  Unaffiliated issuers (identified cost of $10,597,344)             $10,761,310
Cash                                                                    669,335
Receivable for fund shares sold                                         197,612
Receivable from investment adviser                                       11,661
Dividends and interest receivable                                         7,633
Other assets                                                                445
                                                                    -----------
    Total assets                                                     11,647,996
                                                                    -----------
LIABILITIES:
Payable for securities purchased                                        446,375
Accounts payable and accrued expenses                                    64,508
Commitments (Note 6)                                                         --
                                                                    -----------
    Total liabilities                                                   510,883
                                                                    -----------
    Net assets                                                      $11,137,113
                                                                    ===========
SUMMARY OF NET ASSETS:
Common stock, unlimited shares authorized, $0.001 par value,
  1,089,122 shares outstanding                                      $10,979,739
Accumulated net investment loss                                          (6,861)
Net unrealized appreciation of investments and translation
  of foreign currency denominated assets and liabilities                164,235
                                                                    -----------
    Net assets applicable to capital shares outstanding             $11,137,113
                                                                    ===========
Net asset value, offering and redemption price per share                 $10.23
                                                                         ======


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                               [GRAPHIC OMITTED]

                               THIRD AVENUE TRUST
                      THIRD AVENUE INTERNATIONAL VALUE FUND
                             STATEMENT OF OPERATIONS
                      FOR THE PERIOD ENDED APRIL 30, 2002*
                                   (UNAUDITED)

INVESTMENT INCOME:
  Interest                                                            $  26,148
  Dividends (net of foreign withholding tax of $825)                      4,673
  Other income                                                               35
                                                                      ---------
    Total investment income                                              30,856
                                                                      ---------
EXPENSES:
  Investment advisory fees (Note 3)                                      26,941
  Organizational fees                                                    65,441
  Administration fees (Note 3)                                           23,169
  Directors' fees and expenses                                           20,092
  Auditing and tax consulting fees                                       16,184
  Accounting services                                                    15,552
  Transfer agent fees                                                    10,825
  Custodian fees                                                          7,580
  Registration fees                                                       4,991
  Reports to shareholders                                                 3,948
  Legal fees                                                              3,947
  Miscellaneous expenses                                                  1,778
                                                                      ---------
    Total operating expenses                                            200,448
                                                                      ---------
  Expenses waived and reimbursed (Note 3)                              (162,731)
                                                                      ---------
    Net expenses                                                         37,717
                                                                      ---------
    Net investment loss                                                  (6,861)
                                                                      ---------
REALIZED AND UNREALIZED GAINS ON INVESTMENTS:
  Net change in unrealized appreciation on investments                  163,966
  Net change in unrealized appreciation on translation
    of other assets and liabilities denominated in
    foreign currency                                                        269
                                                                      ---------
    Net realized and unrealized gains on investments                    164,235
                                                                      ---------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                  $ 157,374
                                                                      =========


* The Fund commenced investment operations on December 31, 2001.


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                               [GRAPHIC OMITTED]

                               THIRD AVENUE TRUST
                      THIRD AVENUE INTERNATIONAL VALUE FUND
                       STATEMENT OF CHANGES IN NET ASSETS


                                                                      FOR THE
                                                                      PERIOD
                                                                       ENDED
                                                                      4/30/02*
                                                                    (UNAUDITED)
                                                                    -----------
OPERATIONS:
  Net investment loss                                               $    (6,861)
  Net change in unrealized appreciation on investments                  163,966
  Net change in unrealized appreciation on translation of
    other assets and liabilities denominated in foreign currency            269
                                                                    -----------
  Net increase in net assets resulting from operations                  157,374
                                                                    -----------

CAPITAL SHARE TRANSACTIONS:
  Proceeds from sale of shares                                       12,055,771
  Cost of shares redeemed                                            (1,076,032)
                                                                    -----------
  Net increase in net assets resulting from capital
    share transactions                                               10,979,739
                                                                    -----------

  Net increase in net assets                                         11,137,113
  Net assets at beginning of period                                          --
                                                                    -----------
  Net assets at end of period
                                                                    $11,137,113
                                                                    ===========


* The Fund commenced investment operations on December 31, 2001.


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                               [GRAPHIC OMITTED]

                               THIRD AVENUE TRUST
                      THIRD AVENUE INTERNATIONAL VALUE FUND
                              FINANCIAL HIGHLIGHTS


SELECTED DATA (FOR A SHARE OUTSTANDING  THROUGHOUT THE PERIOD) AND RATIOS ARE AS
FOLLOWS:

                                                                    FOR THE
                                                                    PERIOD
                                                                     ENDED
                                                                   4/30/02*
                                                                  (UNAUDITED)
                                                                    -------
Net Asset Value, Beginning of Period                                $ 10.00
                                                                    -------
Income from Investment Operations:
  Net investment loss                                                 (0.01)
  Net gain on securities (both realized
  and unrealized)                                                      0.24
                                                                    -------
Total from Investment Operations                                       0.23
                                                                    -------
Net Asset Value, End of Period                                      $ 10.23
                                                                    =======
Total Return                                                           2.30%(1)
Ratios/Supplemental Data:
  Net Assets, End of period (in thousands)                          $11,137
  Ratio of Expenses to Average Net Assets
    Before expense reimbursement                                       9.30%(2)
    After expense reimbursement                                        1.75%(2)
  Ratio of Net Loss to Average Net Assets
    Before expense reimbursement                                      (7.87)%(2)
    After expense reimbursement                                       (0.32)%(2)
  Portfolio Turnover Rate                                                 0%(1)

(1)  Not Annualized.
(2)  Annualized.
 *   The Fund commenced investment operations on December 31, 2001.


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                               [GRAPHIC OMITTED]

                               THIRD AVENUE TRUST
                          NOTES TO FINANCIAL STATEMENTS
                                 APRIL 30, 2002
                                   (UNAUDITED)


1. SUMMARY OF ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION:

Third Avenue Trust (the "Trust") is an open-end, non-diversified management investment company organized as a Delaware business trust pursuant to a Trust Instrument dated October 31, 1996. The Trust currently consists of four separate investment series: Third Avenue Value Fund, Third Avenue Small-Cap Value Fund, Third Avenue Real Estate Value Fund and Third Avenue International Value Fund (each a "Fund" and, collectively, the "Funds"). At the close of business on March 31, 1997, shareholders of Third Avenue Value Fund, Inc., a Maryland corporation which was incorporated on November 27, 1989 and began operations on October 9, 1990, became shareholders of Third Avenue Value Fund. Third Avenue Small-Cap Value Fund commenced investment operations on April 1, 1997. Third Avenue Real Estate Value Fund commenced investment operations on September 17, 1998. Third Avenue International Value Fund commenced investment operations on December 31, 2001. The Funds seek to achieve their investment objectives of long-term capital appreciation by adhering to a strict value discipline when selecting securities. While the Funds pursue a capital appreciation objective, each Fund has a distinct investment approach.

Third Avenue Value Fund seeks to achieve its objective by investing in a portfolio of equity securities of well-financed companies believed to be priced below their private market values and debt securities providing strong, protective covenants and high, effective yields.

Third Avenue Small-Cap Value Fund seeks to achieve its objective by investing at least 80% of its assets in equity securities of small companies having market capitalizations no greater than nor less than the range of market capitalizations of companies in the Russell 2000 Index at the time of initial investment and believed to be priced below their private market values.

Third Avenue Real Estate Value Fund seeks to achieve its objective by investing at least 80% of its total assets in a portfolio of equity and debt securities of well-financed companies in the real estate industry or related industries or that own significant real estate assets at the time of investment.

Third Avenue International Value Fund seeks to achieve its objective by acquiring equity and debt securities of well-financed companies located outside of the United States. While the Fund may invest in companies located anywhere in the world, it currently expects that most of its assets will be invested in the more developed countries, and at least 80% of its assets will be invested in securities of issuers located outside of the United States.

ACCOUNTING POLICIES:

The  policies  described  below are  followed  consistently  by the Funds in the
preparation  of  their  financial   statements  in  conformity  with  accounting
principles generally accepted in the United States of America.

                               [GRAPHIC OMITTED]

                               THIRD AVENUE TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 APRIL 30, 2002
                                   (UNAUDITED)

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

SECURITY VALUATION:

Securities traded on a principal stock exchange or the National Association of Securities Dealers' Automated Quotation System ("NASDAQ") are valued at the last quoted sales price or, in the absence of closing sales prices on that day, securities are valued at the mean between the closing bid and asked price. Temporary cash investments are valued at cost, plus accrued interest, which approximates market. Short-term securities with original or remaining maturities in excess of 60 days are valued at the mean of their quoted bid and asked prices. Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity, or if already held by a Fund on that day, based on the value determined on that day.

The Funds may invest up to 15% of their total assets in securities which are not readily marketable, including those which are restricted as to disposition under applicable securities laws ("restricted securities"). Restricted securities and other securities and assets for which market quotations are not readily available are valued at "fair value", as determined in good faith by the Board of Trustees of the Funds, although actual evaluations may be made by personnel acting under procedures established by the Board of Trustees. At April 30, 2002, such securities had a total fair value of $179,120,632 or 6.19% of net assets of Third Avenue Value Fund, $11,816,050 or 2.57% of net assets of Third Avenue Small Cap Value Fund and $4,925,200 or 1.65% of net assets of Third Avenue Real Estate Value Fund. Among the factors considered by the Board of Trustees in determining fair value are the type of security, trading in unrestricted securities of the same issuer, the financial condition of the issuer, the Fund's cost at the date of purchase, a percentage of the Fund's beneficial ownership of the issuer's common stock and debt securities, the operating results of the issuer, the discount from market value of any similar unrestricted securities of the issuer at the time of purchase and liquidation values of the issuer. The fair values determined in accordance with these procedures may differ significantly from the amounts which would be realized upon disposition of the securities. Restricted securities often have costs associated with subsequent registration. The restricted securities currently held by the Funds are not expected to incur any future registration costs.

SECURITY TRANSACTIONS AND INVESTMENT INCOME:

Security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date and interest income, including, where applicable, amortization of premium and accretion of discount on investments, is accrued daily, except when collection is not expected. Realized gains and losses from securities transactions are reported on an identified cost basis.

                               [GRAPHIC OMITTED]

                               THIRD AVENUE TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 APRIL 30, 2002
                                   (UNAUDITED)

FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS:

The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

     o INVESTMENTS: At the prevailing rates of exchange on the valuation date.

     o INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: At the prevailing rates of exchange on the date of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Funds do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

Net realized gains (losses) or foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts and swap contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Assets and Liabilities. The change in net unrealized currency gains (losses) for the period is reflected on the Statement of Operations.

Pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

FOREIGN CURRENCY SWAP CONTRACTS:

Third Avenue Value Fund has entered into foreign currency swaps to exchange Japanese yen for U.S. dollars. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The swap is used to hedge the Fund's exposure to Japanese yen denominated securities and the Japanese market. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Fluctuations in the value of open swap contracts are recorded daily as net unrealized gains or losses. The Fund realizes a gain or loss upon termination or reset of the contracts.

                               [GRAPHIC OMITTED]

                               THIRD AVENUE TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 APRIL 30, 2002
                                   (UNAUDITED)

At April 30, 2002, the Third Avenue Value Fund had an outstanding foreign currency swap contract with Bear Stearns that commits the Funds to pay 32.6 billion Japanese yen in exchange for 250 million U.S. dollars, due to terminate on April 23, 2003. The Funds will pay 0.1225% on the Japanese yen and Bear Stearns will pay 2.73% on the U.S. dollars.

FOREIGN CURRENCY OPTION CONTRACTS:

An option  contract  gives the buyer the right,  but not the  obligation  to buy
(call) or sell (put) an underlying item at a fixed exercise price on a certain date or during a specified period. The use of foreign currency put option strategies provide the Funds with protection against a rally in the U.S. dollar versus the foreign currency while retaining the benefits (net of option cost) of appreciation in foreign currency on equity holdings.

At April 30, 2002, the Third Avenue International Value Fund had an outstanding foreign currency option contract with Bear Stearns with a 1 million US dollar notional amount that may be exercised on April 24, 2003 to sell 135 million Japanese yen at a strike price of 135.

LOANS OF PORTFOLIO SECURITIES:

The Funds loaned securities during the period to certain brokers, with the Funds' custodian acting as lending agent. Upon such loans, the Funds receive collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees, which are included in other income in the Statements of Operations. On a daily basis, the Funds monitor the market value of securities loaned and maintain collateral against the securities loaned in an amount not less than the value of the securities loaned. The Funds may receive collateral in the form of cash or other eligible securities. Risks may arise upon entering into securities lending to the extent that the value of the collateral is less than the value of the securities loaned due to changes in the value of collateral or the loaned securities. During the six months ended April 30, 2002, the following Funds had securities lending income included in other income totaling:

     FUND

     ----
     Third Avenue Value Fund                        $ 66,234
     Third Avenue Small-Cap Value Fund                12,670
     Third Avenue Real Estate Value Fund               2,705
     Third Avenue International Value Fund                35

The value of loaned securities and related collateral outstanding at April 30, 2002, was as follows:

                                                  VALUE OF            VALUE OF
     FUND                                     SECURITIES LOANED      COLLATERAL
     ----                                     -----------------     ------------
     Third Avenue Value Fund                     $72,960,791         $77,362,192
     Third Avenue Small-Cap Value Fund            21,006,827          21,685,784
     Third Avenue Real Estate Value Fund           4,125,356           4,133,288

                               [GRAPHIC OMITTED]

                               THIRD AVENUE TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 APRIL 30, 2002
                                   (UNAUDITED)

The collateral for the Funds consisted of cash which was invested in repurchase agreements with Bear Stearns due May 1, 2002, collateralized by U.S. Treasury securities.

REPURCHASE AGREEMENTS:

Securities pledged as collateral for repurchase agreements are held by the Funds' custodian bank until maturity of the repurchase agreement. Provisions in the agreements ensure that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

ORGANIZATIONAL COSTS:

Organizational costs of $56,000 for Third Avenue Small-Cap Value Fund were amortized on a straight line basis over five years from commencement of operations. At April 30, 2002 such organizational costs were fully amortized.

DISTRIBUTIONS TO SHAREHOLDERS:

Dividends from net investment income paid to shareholders and distributions from realized gains on sales of securities paid to shareholders are recorded on the ex-dividend date.

FEDERAL INCOME TAXES:

The Funds have complied and intend to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies. Therefore, no Federal income tax provision is required.

EXPENSE ALLOCATION:

Expenses attributable to a specific Fund are charged to that Fund. Expenses attributable to the Trust are allocated using the ratio of each Fund's net assets relative to the total net assets of the Trust, unless otherwise specified.

TRUSTEES FEES:

The Trust does not pay any fees to its officers for their services as such, but does pay Trustees who are not affiliated with the Investment Adviser a fee of $1,500 per Fund for each meeting of the Board of Trustees that they attend, in addition to reimbursing all Trustees for travel and incidental expenses incurred by them in connection with their attendance at Board meetings. The Trust also pays non-interested Trustees an annual stipend of $2,000 per Fund in January of each year for the previous year's service. The Trustees on the Audit Committee will each receive $800 for each bi-annual meeting.

                               [GRAPHIC OMITTED]

                               THIRD AVENUE TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 APRIL 30, 2002
                                   (UNAUDITED)

2. SECURITIES TRANSACTIONS

PURCHASES AND SALES/CONVERSIONS:

The aggregate cost of purchases, and aggregate proceeds from sales and conversions of investments, excluding short-term investments, from unaffiliated and affiliated issuers (as defined in the Investment Company Act of 1940, as amended, ownership of 5% or more of the outstanding common stock of the issuer) for the six months ended April 30, 2002 were as follows:

                                                   PURCHASES        SALES
                                                  ------------   ------------
   Third Avenue Value Fund:
     Affiliated                                   $  3,325,000   $ 18,215,978
     Unaffiliated                                  437,095,044    190,915,615
   Third Avenue Small-Cap Value Fund:
     Unaffiliated                                  141,760,475     15,094,932
   Third Avenue Real Estate Value Fund:
     Affiliated                                     13,285,722             --
     Unaffiliated                                  141,462,886      6,164,979
   Third Avenue International Value Fund:
     Unaffiliated                                    6,115,067             --

3. INVESTMENT ADVISORY SERVICES AND SERVICE FEE AGREEMENT

Each Fund has an Investment Advisory Agreement with EQSF Advisers, Inc. (the "Adviser") for investment advice and certain management functions. The terms of the Investment Advisory Agreements provide for a monthly fee of 1/12 of 0.90% (an annual fee of 0.90%) of the total average daily net assets of the Third Avenue Value Fund, Third Avenue Small Cap Value Fund and Third Avenue Real
Estate Value Fund, and 1/12 of 1.25% (an annual fee of 1.25%) of the total average daily net assets of the Third Avenue International Value Fund. Additionally, under the terms of the Investment Advisory Agreements the Adviser pays certain expenses on behalf of the Funds, which are reimbursable by the Funds, including salaries of non-officer employees and other miscellaneous expenses. Amounts reimbursed with respect to non-officer salaries are included under the caption Administration fees. At April 30, 2002, Third Avenue Value Fund, Third Avenue Small-Cap Value Fund, Third Avenue Real Estate Value Fund and Third Avenue International Value Fund had payables to affiliates of $175,352, $33,452, $22,818 and $5,819, respectively, for reimbursement of expenses paid by such affiliates. Under current arrangements for the Third Avenue Value Fund, and Third Avenue Small-Cap Value Fund, whenever, in any fiscal year, the Fund's normal operating expenses, including the investment advisory fee, but excluding brokerage commissions and interest and taxes, exceeds 1.90% of the first $100 million of the Funds average daily net assets, and 1.50% of average daily net assets in excess of $100 million, the Adviser is obligated to

                               [GRAPHIC OMITTED]

                               THIRD AVENUE TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 APRIL 30, 2002
                                   (UNAUDITED)


reimburse the Fund in an amount equal to that excess. Effective October 15, 1999, whenever, in any fiscal year, Third Avenue Real Estate Value Fund's normal operating expenses, including the investment advisory fee, but excluding brokerage commissions and taxes, exceeds 1.50% of the Fund's average daily net assets, the Adviser is obligated to reimburse the Fund in an amount equal to that excess. Prior to this date, the Adviser was obligated to reimburse Third Avenue Real Estate Value Fund per the agreement stated above for the Third Avenue Value Fund and Third Avenue Small-Cap Value Fund. Under current arrangements for the Third Avenue International Value Fund, whenever, in any fiscal year, the Fund's normal operating expenses exceed 1.75% of the Fund's average daily net assets, the Adviser is obligated to reimburse the Fund in an amount equal to that excess. Such waived and reimbursed expenses may be paid to the Adviser during the following three year period to the extent that the payment of such expenses would not cause the Funds to exceed the preceding limitations. No expense reimbursement was required for Third Avenue Value Fund or Third Avenue Small-Cap Value Fund for the six months ended April 30, 2002. The Adviser recovered fees of $256,239 for Third Avenue Real Estate Value Fund, for the six months ended April 30, 2002. The Adviser waived fees of $26,941 and reimbursed $135,790 for Third Avenue International Value Fund, for the six months ended April 30, 2002.

The Trust has entered into an administration agreement with the Adviser pursuant to which the Adviser, as administrator, is responsible for providing various administrative services to the Trust. The Adviser has in turn entered into a sub-administration agreement with PFPC Inc. pursuant to which PFPC Inc. provides certain of these administrative services on behalf of the Adviser. The Adviser earns a fee from the Trust equal to $175,000 plus 50% of the difference between
(i) $186,000 plus .01% of the Fund's average net assets in excess of $1 billion and (ii) $175,000 plus $65 per permit for Blue Sky Services. The Adviser pays PFPC Inc. a sub-administration fee for sub-administration services provided to the Trust equal to $175,000 plus $65 per permit for Blue Sky Services.

The Trust has entered into shareholder servicing agreements with certain service agents for which the service agents receive a fee of up to 0.10% of the average daily net assets invested into the Trust by the agent's customers in an omnibus account. In exchange for these fees, the service agents render to such customers various administrative services which the Trust would otherwise be obligated to provide at its own expense.

4. RELATED PARTY TRANSACTIONS

BROKERAGE COMMISSIONS:

David M. Barse, the President and a trustee of the Funds, is the Chairman and Chief Executive Officer of both M.J. Whitman, Inc., a registered broker-dealer and M.J. Whitman Senior Debt Corp., a dealer in the trading of bank debt and other private claims. For the six months ended April 30, 2002, the Funds incurred total brokerage commissions, which includes commissions earned by M.J. Whitman, Inc. and M.J. Whitman Senior Debt Corp. as follows:

                               [GRAPHIC OMITTED]

                               THIRD AVENUE TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 APRIL 30, 2002
                                   (UNAUDITED)


                                                                                              M.J. WHITMAN
     FUND                                   TOTAL COMMISSIONS       M.J. WHITMAN, INC.      SENIOR DEBT CORP.
     ----                                   -----------------       -----------------       ----------------
     Third Avenue Value Fund                   $1,737,929              $1,501,702               $178,250
     Third Avenue Small-Cap Value Fund            211,385                 166,071                      0
     Third Avenue Real Estate Value Fund          397,624                 394,183                      0
     Third Avenue International Value Fund          3,454                   3,454                      0

INVESTMENT IN AFFILIATES:

A summary of the Funds' transactions in securities of affiliated issuers for the six months ended April 30, 2002 is set forth below:

THIRD AVENUE VALUE FUND

                                           SHARES                                        SHARES                      DIVIDEND INCOME
                                          HELD AT         SHARES          SHARES        HELD AT          VALUE AT     NOV. 1, 2001 -
NAME OF ISSUER:                        OCT. 31, 2001    PURCHASED          SOLD      APR. 30, 2002     APR. 30, 2002   APR. 30, 2002
--------------                         -------------    ---------       ---------    -------------     ------------- ---------------
ACMAT Corp. Class A                        200,678           --                --        200,678      $  2,332,882              --
Alamo Group, Inc.                          594,300           --                --        594,300         9,746,520      $   71,316
American Capital Access Holdings               119           --                --            119         6,785,968              --
American Capital Access Holdings,
  Convertible Pfd.                          12,500           --                --         12,500        12,500,000              --
American Capital Access Holdings,
  Senior Convertible Pfd.                   10,000           --                --         10,000        10,000,000              --
Carver Bancorp, Inc.                       218,500           --                --        218,500         2,579,393          10,925
CGA Group, Ltd., Series C                6,045,667           --                --      6,045,667                --              --
Clare, Inc.                              1,004,500           --                --      1,004,500         4,018,000              --
Danielson Holding Corp.                    803,669           --                --        803,669         6,003,407              --
Electro Scientific Industries, Inc.      2,055,400           --                --      2,055,400        61,785,324              --
Electroglas, Inc.                        2,874,700           --                --      2,874,700        48,323,707              --
First American Corp.                     3,000,000           --         1,000,000      2,000,000                 +              --
Forest City Enterprises, Inc. Class A    1,177,676      588,838(1)             --      1,766,514        67,922,463         176,651
FSI International, Inc.                  3,329,000      350,000                --      3,679,000        43,890,470              --
Innovative Clinical Solutions, Ltd.      5,308,740           --                --      5,308,740           384,884              --
J & J Snack Foods Corp.                    495,000           --                --        495,000        18,810,000              --
Kendle International, Inc.                 588,600           --                --        588,600                 +              --
Koger Equity Inc.                        1,352,836           --                --      1,352,836        24,783,956       3,300,920
Stewart Information Services Corp.       1,951,400           --           921,785      1,029,615        19,459,724              --
Tejon Ranch Co.                          3,420,106           --                --      3,420,106       112,863,498              --
Trammell Crow Co.                        2,150,000           --                --      2,150,000        28,431,600              --
Woronoco Bancorp, Inc.                     390,800           --                --        390,800         8,226,340          42,988
                                                                                                      ------------      ----------
  Total Affiliates                                                                                    $488,848,136      $3,602,800
                                                                                                      ============      ==========

 +  As of April 30, 2002, no longer an affiliate.

(1) Increase due to stock split.

                               [GRAPHIC OMITTED]

                               THIRD AVENUE TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 APRIL 30, 2002
                                   (UNAUDITED)

THIRD AVENUE REAL ESTATE VALUE FUND

                                           SHARES                                        SHARES                      DIVIDEND INCOME
                                          HELD AT         SHARES          SHARES        HELD AT          VALUE AT     NOV. 1, 2001 -
NAME OF ISSUER:                        OCT. 31, 2001    PURCHASED          SOLD      APR. 30, 2002     APR. 30, 2002   APR. 30, 2002
--------------                         -------------    ---------       ---------    -------------     ------------- ---------------
Consolidated-Tomoka Land Co.                 157,600     179,900               --       337,500        $ 7,256,250         $17,050
Wellsford Real Properties, Inc.              232,350     489,700               --       722,050         16,217,243              --
                                                                               --       -------       ------------      ----------
   Total Affiliates                                                                                   $ 23,473,493      $   17,050
                                                                                                      ============      ==========

5. CAPITAL SHARE TRANSACTIONS

Each Fund is authorized to issue an unlimited number of shares of beneficial interest with $0.001 par value. Transactions in capital stock were as follows:

                                                                 THIRD AVENUE                                THIRD AVENUE
                                                                  VALUE FUND                             SMALL-CAP VALUE FUND
                                                      -----------------------------------        -----------------------------------
                                                           FOR THE            FOR THE                 FOR THE            FOR THE
                                                      SIX MONTHS ENDED      YEAR ENDED           SIX MONTHS ENDED      YEAR ENDED
                                                       APRIL 30, 2002    OCTOBER 31, 2001         APRIL 30, 2002    OCTOBER 31, 2001
                                                      ----------------   ----------------        ----------------   ----------------
Increase in Fund shares:
Shares outstanding at beginning of period                 69,810,990         48,237,053             19,237,069          10,278,682
Shares sold                                               10,450,064         28,817,970             11,003,741          12,726,556
Shares reinvested from dividends and distributions         1,507,115          3,859,438                383,143             673,702
Shares redeemed                                           (6,408,653)       (11,103,471)            (2,400,486)         (4,441,871)
                                                          ----------        -----------             ----------          ----------
Net increase in Fund shares                                5,548,526         21,573,937              8,986,398           8,958,387
                                                          ----------        -----------             ----------          ----------
Shares outstanding at end of period                       75,359,516         69,810,990             28,223,467          19,237,069
                                                          ==========        ===========             ==========          ==========

                                                                 THIRD AVENUE                               THIRD AVENUE
                                                            REAL ESTATE VALUE FUND                    INTERNATIONAL VALUE FUND
                                                      -----------------------------------        -----------------------------------
                                                           FOR THE            FOR THE                           FOR THE
                                                      SIX MONTHS ENDED      YEAR ENDED                       PERIOD ENDED
                                                       APRIL 30, 2002    OCTOBER 31, 2001                   APRIL 30, 2002
                                                      ----------------   ----------------                  ----------------
Increase in Fund shares:
Shares outstanding at beginning of period                  6,466,392          1,756,328                                 --
Shares sold                                               11,722,107          5,558,727                          1,196,169
Shares reinvested from dividends and distributions           191,607             77,160                                 --
Shares redeemed                                             (954,233)          (925,823)                          (107,047)
                                                          ----------        -----------                          ---------
Net increase in Fund shares                               10,959,481          4,710,064                          1,089,122
                                                          ----------        -----------                          ---------
Shares outstanding at end of period                       17,425,873          6,466,392                          1,089,122
                                                          ==========        ===========                          =========

                               [GRAPHIC OMITTED]

                               THIRD AVENUE TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 APRIL 30, 2002
                                   (UNAUDITED)

6. COMMITMENTS AND CONTINGENCIES

Third Avenue Value Fund has committed a $1,900,000 capital investment to Insurance Partners II Equity Fund, LP of which $1,615,000 has been funded as of April 30, 2002. This commitment may be payable upon demand of Insurance Partners II Equity Fund, LP.

Pursuant to the swap contract between the Third Avenue Value Fund and Bear Stearns, whenever fluctuations in the value of the contract results in a loss to the Fund of $5,000,000, the Fund is obligated to reset the contract resulting in a payment to Bear Stearns equal to the loss. Accordingly, securities valued at $4,954,780 have been segregated to meet this contingency.

Third Avenue Value Fund has committed a $1,755,000 capital investment to RS Holding of which $70,200 has been funded as April 30, 2002.

As indicated in Note 3, the Adviser has waived or reimbursed certain expenses of the Third Avenue Real Estate Value Fund and the Third Avenue International Value Fund since their inception. To the extent that such waived or reimbursed fees and expenses can be repaid to the Adviser within a three year period without exceeding the expense cap in a given year, such amounts will be repaid. The net amount of waivers and reimbursements since the Fund's inception through April 30, 2002 amount to $231,403 for the Third Avenue Real Estate Value Fund and $162,731 for the Third Avenue International Value Fund.

7. RISKS RELATING TO CERTAIN INVESTMENTS

FOREIGN SECURITIES:

Investments in the securities of foreign issuers may involve investment risks different from those of U.S. issuers including possible political or economic instability of the country of the issuer, the difficulty of predicting international trade patterns, the possibility of currency exchange controls, the possible imposition of foreign withholding tax on the dividend income and interest income payable on such instruments, the possible establishment of foreign controls, the possible seizure or nationalization of foreign deposits or assets, or the adoption of other foreign government restrictions that might adversely affect the foreign securities held by the Funds. Foreign securities may also be subject to greater fluctuations in price than securities of domestic corporations or the U.S. Government.

FOREIGN CURRENCY CONTRACTS:

The Funds may enter into foreign currency swap contracts, forward foreign currency contracts and foreign currency option contracts. Such contracts are over the counter contracts negotiated between two parties. There are both market risks and credit risks associated with such contracts. Market risks are generally limited to the movement in value of the foreign currency relative to the U.S. dollar. Credit risks typically involve the risk that the counterparty to the

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                               THIRD AVENUE TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 APRIL 30, 2002
                                   (UNAUDITED)


transaction will be unable to meet the terms of the contract. Foreign currency swap contracts and forward foreign currency contracts may have risk which exceeds the amounts reflected on the statements of assets and liabilities.

HIGH YIELD DEBT:

Third Avenue Value Fund and Third Avenue Real Estate Value Fund currently invest in high yield lower grade debt. The market values of these higher yielding debt securities tend to be more sensitive to economic conditions and individual corporate developments than those of higher rated securities. In addition, the secondary market for these bonds is generally less liquid.

LOANS AND OTHER DIRECT DEBT INSTRUMENTS:

Third Avenue Value Fund invests in loans and other direct debt instruments issued by a corporate borrower to another party. These loans represent amounts owed to lenders or lending syndicates (loans and loan participations) or to other parties. Direct debt instruments may involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the Fund in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The markets in loans are not regulated by federal securities laws or the SEC.

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                        THIRD AVENUE FUNDS PRIVACY POLICY


Third Avenue Funds respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms and from the transactions you make with us, affiliates, or third parties. We do not disclose any information about you or any of our former customers to anyone, except to our affiliates (which may include the Funds' distributor and the Fund's affiliated money management entities) and service providers, or as otherwise permitted by law. To protect your personal information, we permit access only by authorized employees. Be assured that we maintain physical, electronic and procedural safeguards that comply with federal standards to guard your personal information.

                                BOARD OF TRUSTEES

                                 David M. Barse
                                 Phyllis W. Beck
                                 Lucinda Franks
                                Gerald Hellerman
                                  Marvin Moser
                                Donald Rappaport
                               Myron M. Sheinfeld
                                  Martin Shubik
                                Charles C. Walden
                                 Barbara Whitman
                                Martin J. Whitman

                                    OFFICERS
                                Martin J. Whitman
                        Chairman, Chief Executive Officer
                                 David M. Barse
                       President, Chief Operating Officer
                                 Michael Carney
                       Chief Financial Officer, Treasurer
                        Kerri Weltz, Assistant Treasurer
                                  W. James Hall
                           General Counsel, Secretary
                             Julie Smith, Controller

                                 TRANSFER AGENT
                                    PFPC Inc.
                              211 South Gulph Road
                                 P.O. Box 61503
                         King of Prussia, PA 19406-0903
                                 (610) 239-4600
                           (800) 443-1021 (toll-free)

                               INVESTMENT ADVISER
                               EQSF Advisers, Inc.
                                767 Third Avenue
                             New York, NY 10017-2023

                             INDEPENDENT ACCOUNTANTS
                           PricewaterhouseCoopers LLP
                           1177 Avenue of the Americas
                               New York, NY 10036

                                    CUSTODIAN
                             Custodial Trust Company
                               101 Carnegie Center
                            Princeton, NJ 08540-6231

                               [GRAPHIC OMITTED]

                               THIRD AVENUE FUNDS
                                767 THIRD AVENUE
                             NEW YORK, NY 10017-2023
                              PHONE (212) 888-5222
                            TOLL FREE (800) 443-1021
                               FAX (212) 888-6757
                            www.thirdavenuefunds.com